                                                                    EXHIBIT 10.1

                              U.S. $1,300,000,000

                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of June 26, 2001

                                     among

                                 THE GAP, INC.

                                 as Borrower,
                                 -----------

                THE SUBSIDIARIES OF THE BORROWER NAMED HEREIN,

                              as LC Subsidiaries,
                              ------------------

               THE BANKS AND FINANCIAL INSTITUTIONS NAMED HEREIN

                                  as Lenders,
                                  ----------

                                CITIBANK, N.A.,

                               as Issuing Bank,
                               ---------------

                            BANK OF AMERICA, N.A.,

                                HSBC BANK USA,

                                      and

                              ABN AMRO BANK N.V.,

                           as Co-Syndication Agents,
                           ------------------------

                           THE CHASE MANHATTAN BANK,

                            as Documentation Agent
                            ----------------------

                                      and

                           SALOMON SMITH BARNEY INC.

                                 as Arranger,
                                 -----------

                                      and

                               CITICORP USA INC.

                                   as Agent
                                   --------
                         for the Issuing Bank and the
                    Lenders from time to time party hereto

     THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 26, 2001 (this "Agreement"), among The Gap, Inc., a Delaware corporation (the
       ---------
"Borrower"), the LC Subsidiaries (as hereinafter defined), the banks and
 --------
financial institutions (the "Lenders") listed on the signature pages hereof,
                             -------
Citibank, N.A. ("Citibank"), as issuing bank (the "Issuing Bank"), Bank of
                 --------                          ------------
America, N.A. ("B of A"), ABN AMRO BANK N.V. ("ABN AMRO") and HSBC Bank USA
                ------                         --------
("HSBC, and together with B of A and ABN AMRO, the "Co-Syndication Agents") as
  ----                                              ---------------------
co-syndication agents, The Chase Manhattan Bank ("Chase"), as documentation
                                                  -----
agent (the "Documentation Agent"), Salomon Smith Barney Inc. ("SSB"), as
            -------------------                                ---
arranger (the "Arranger"), and Citicorp USA, Inc. ("CUSA"), as agent (the
               --------                             ----
"Agent") for the Lenders and the Issuing Bank hereunder.
 -----

          PRELIMINARY STATEMENTS:

          (1) The Borrower, certain of its subsidiaries, certain banks and financial institutions, the Issuing Bank, and the Agent entered into a Second Amended and Restated Credit Agreement dated as of June 27, 2000 (the "Original
                                                                      --------
Agreement").
---------

          (2) The Borrower, the Lenders, Citibank, as Issuing Bank, the Documentation Agent, the Co-Syndication Agents, the Arranger and the Agent desire to amend and restate the Original Agreement as set forth below.

          NOW THEREFORE, the Borrower, the LC Subsidiaries, the Lenders, the Issuing Bank, the Documentation Agent, the Co-Syndication Agents, the Arranger and the Agent agree to amend and restate the Original Agreement in its entirety to read as follows:

                                   ARTICLE I
                       DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01  Certain Defined Terms.
                        ---------------------

          As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "A Advance" means an advance by an A Lender to the Borrower as part of
           ---------
     an A Borrowing and refers to a Base Rate Advance or a Eurodollar Rate Advance, each of which shall be a "Type" of A Advance.
                                        -----

          "A Borrowing" means a borrowing, including any Supplemental A
           -----------
     Borrowing, consisting of simultaneous A Advances of the same Type made by each of the A Lenders pursuant to Section 2.01.

          "A Commitment" means, as to each A Lender, the amount set forth
           ------------
     opposite such A Lender's name on Schedule I-A hereto under the caption A
                                                                            -
     Commitment or, if such A Lender has entered into one or more Assignment and
     ----------
     Acceptances, the amount set forth for such A Lender with respect thereto in the Register maintained by the Agent pursuant to Section 10.07 hereof, in each case as such amount may be reduced or increased pursuant to Section 2.05, provided, that each such amount from time to time shall be increased
           --------
     during the period from the day of each Supplemental A Borrowing and continuing through the last day such Supplemental A Borrowing is outstanding in an amount equal to the A Commitment Percentage of the outstanding principal of each such Supplemental A Borrowing; provided, further, that, the
                                            --------  -------  ----
     aggregate amount of the A Commitments shall be increased from time to time by notice from the Borrower to the Agent (with copies thereof delivered pursuant to Section 10.02) in an amount not in excess of the amount equal to the then existing aggregate LC Commitments less the sum of the amount of the then existing Letter of Credit Liability and the aggregate amount of the Supplemental A Borrowings, with such increase of the A Commitments to be effective upon receipt of such notice by the Agent, and upon receipt of such notice by the Agent, the aggregate amount of the LC Commitments shall decrease contemporaneously with the increase of the A Commitments in an amount equal to such increase, and such increase of the A Commitments and such decrease of the LC Commitments shall be effective until the Agent receives notice from the Borrower to reduce the A Commitments to the amount in effect prior to the increase contemplated by this proviso and contemporaneously increase the LC Commitments by such amount, and with the A Commitment of each A Lender to be ratably increased or decreased, as the case may be, and the LC Commitment of each LC Lender to be ratably decreased or increased, as the case may be; provided, however, that, the
                                                 --------  -------  ----
     aggregate amount of outstanding A Commitments shall in no event be in excess of $900,000,000.

          "A Commitment Increase" has the meaning specified in Section 2.05(b).
           ---------------------

          "A Commitment Percentage" means, with respect to each A Lender, the
           -----------------------
     percentage which the then existing A Commitment of such A Lender is of the A Commitments of all A Lenders, in each case without giving effect to the increase or decrease in the A Commitment as provided in the respective proviso in the definition thereof.
     -------

          "A Lender" means any Lender having an A Commitment or to which A
           --------
     Advances are owed.

          "Advance" means an A Advance or a B Advance, and "Advances" means the
           -------                                          ---------
     A Advances and the B Advances.

          "Affiliate" means, as to any Person, any other Person that, directly
           ---------
     or indirectly, controls, is controlled by, or is under common control with, such Person.

          "Alternative Currency" means any lawful currency other than Dollars
           --------------------
     which is freely transferable and convertible into Dollars and which the Issuing Bank can obtain in the ordinary course of its business.

          "Applicable Lending Office" means, with respect to each Lender, such
           -------------------------
     Lender's Domestic Lending Office in the case of a Base Rate Advance, and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a B Advance, the office of such Lender notified by such Lender to the Agent as its Applicable Lending Office with respect to such B Advance.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
     into by a Lender and an Eligible Assignee, and accepted by the Agent, in substantially the form of Exhibit B hereto.

          "Assuming Lender" means an Eligible Assignee acceptable to the Agent
           ---------------
     and not previously a Lender that becomes a Lender hereunder pursuant to
     Section 2.05(b) and which has an A Commitment of not less than $25,000,000.

          "Assumption Agreement" means an agreement, substantially in the form
           --------------------
     of Exhibit F hereto, by which an Eligible Assignee agrees to become a Lender hereunder pursuant to Section 2.05(b), agreeing to be bound by all obligations of a Lender hereunder.

          "B Advance" means an advance by an A Lender to the Borrower as part of
           ---------
     a B Borrowing resulting from the auction bidding procedure described in
     Section 2.03.

          "B Borrowing" means a borrowing consisting of simultaneous B Advances
           -----------
     from each of the A Lenders whose offer to make one or more B Advances as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2.03.

          "B Reduction" has the meaning specified in Section 2.01.
           -----------

          "Base Rate" means, for any period, a fluctuating interest rate per
           ---------
     annum as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of:

               (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

               (b) 1/2% per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such date is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by the Agent on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by the Agent from three New York certificate of deposit dealers of recognized standing selected by the Agent, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; and

               (c) 1/2% per annum above the Federal Funds Rate.

          "Base Rate Advance" means an A Advance which bears interest as
           -----------------
     provided in Section 2.07(a).

          "Borrowing" means an A Borrowing or a B Borrowing.
           ---------

          "Business Day" means a day of the year on which banks are not required
           ------------
     or authorized to close in New York City or San Francisco, California and a day on which wire transfers may be effectuated among member banks of the Federal Reserve System through use of the fedwire funds transfer system and
     (i) if the applicable Business Day relates to any Eurodollar Rate Advances, a day on which dealings are carried on in the London interbank market and
     (ii) if the applicable Business Day relates to any Letter of Credit denominated in an Alternative Currency, a day on which commercial banks are open for business in the country of issue of such Alternative Currency and on which dealings in such Alternative Currency are carried on by such commercial banks in such country of issue (if such Alternative Currency is other than the Euro) or if such Alternative Currency is the Euro, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is in operation.

          "Capital Lease" of any Person means any lease of any property (whether
           -------------
     real, personal or mixed) by such Person as lessee, which lease should, in accordance with generally accepted accounting principles, be required to be accounted for as a capital lease on the balance sheet of such Person.

          "Cash Equivalent" means (i) direct obligations issued by or
           ---------------
     unconditionally guaranteed by the United States government or issued by any agency thereof and supported by the full faith and credit of the United States government, in each case maturing within twelve months from the date of acquisition thereof, (ii) commercial paper maturing not more than 270 days from the date of acquisition thereof issued by a United States corporation and, at the time of acquisition, having the highest ratings obtainable from both Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc., (iii) Dollar denominated investments in money market funds and (iv) certificates of deposit, banker's acceptances, and secured repurchase agreements, in each case maturing within one year from the date of acquisition, and issued by or entered into with any banking institution having a combined capital and surplus of not less than $500,000,000.

          "CERCLA" means the Comprehensive Environmental Response, Compensation,
           ------
     and Liability Act of 1980, as amended (42 U.S.C. (S) 9601 et seq.), and any
                                                               -- ---
     regulations promulgated thereunder.

          "Change of Control" means the occurrence, after the date of this
           -----------------
     Agreement, of (i) any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Borrower (or other securities convertible into such securities) representing 50% or more of the combined voting power of all securities of the Borrower entitled to vote in the election of directors; or (ii) during any period of up to 24 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Borrower ceasing for any reason to constitute a majority of the Board of Directors of the Borrower unless the Persons replacing such individuals were nominated by the Board of Directors of the Borrower; or
     (iii) any Person or two or more Persons acting in concert acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will result in its or their acquisition of, control over securities of the Borrower (or other securities convertible into such securities) representing 50% or more of the combined voting power of all securities of the Borrower entitled to vote in the election of directors; provided, that, the Person or group of Persons referred to in clauses (i)
     --------  ----
     and (iii) of this definition of Change of Control shall not include any Person listed on Schedule III hereto or any group of Persons in which one or more of the Persons listed on Schedule III are members.

          "Consolidated" and any derivative thereof each means, with reference
           ------------
     to the accounts or financial reports of any Person, the consolidated accounts or financial reports of such Person and each Subsidiary of such Person determined in accordance with generally accepted accounting principles, including principles of consolidation, consistent with those applied in the preparation of the Consolidated financial statements of the Borrower referred to in Section 6.01(e).

          "Convert," "Conversion" and "Converted" each refers to a conversion of
           -------    ----------       ---------
     A Advances of one Type into A Advances of another Type pursuant to Section
     2.09 or 2.10.

          "Debt" of any Person means, without duplication, (i) all indebtedness
           ----
     of such Person for borrowed money or for the deferred purchase price (excluding any deferred purchase price that constitutes an account payable incurred in the ordinary course of business) of property or services, (ii) all obligations of such Person in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any capital stock of such Person or to purchase, redeem or acquire for value any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, (iii) all obligations of such Person evidenced by bonds, notes, debentures, convertible debentures or other similar instruments, (iv) all indebtedness created or arising under any conditional sale or other title retention agreement (other than under any such agreement which constitutes or creates an account payable incurred in the ordinary course of business) with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default, acceleration, or termination are limited to repossession or sale of such property), (v) all Capital Lease obligations of such Person, (vi) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above, (vii) all Debt referred to in clause (i),
     (ii), (iii), (iv), (v) or (vi) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt and (viii) all mandatorily redeemable preferred stock of such Person, valued at the applicable redemption price, plus accrued and unpaid dividends payable in respect of such redeemable preferred stock.

          "Default" means an event which would constitute an Event of Default
           -------
     but for the requirement that notice be given or time elapse, or both.

          "Dollars," "dollars" and the sign "$" each means lawful money of the
           -------    -------                -
     United States.

          "Domestic Lending Office" means, with respect to any Lender, the
           -----------------------
     office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I-B hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

          "EBITDA" means, for any period, Net Income plus, to the extent
           ------                                    ----
     deducted in determining such Net Income, the sum of (a) Interest Expense,
     (b) income tax expense, (c) depreciation expense and (d) amortization expense, all determined on a Consolidated basis for the Borrower and its Subsidiaries in accordance with generally accepted accounting principles.

          "Eligible Assignee" means (i) a commercial bank organized under the
           -----------------
     laws of the United States, or any State thereof, and having Total Assets in excess of $10,000,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having Total Assets in excess of $10,000,000,000; provided,
                                                                    --------
     that, such bank is acting through a branch or agency located in the United
     ----
     States; (iii) the central bank of any country which is a member of the OECD; (iv) any Lender or Affiliate of a Lender; (v) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership or other entity) which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having Total Assets in excess of $10,000,000,000; and (vi) any other Person mutually acceptable to the Borrower and the Agent.

          "Environmental Laws" means any and all laws, statutes, ordinances,
           ------------------
     rules, regulations, judgments, orders, decrees, permits, licenses, or other governmental restrictions or requirements relating to the environment or any Hazardous Substance.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
     incorporated) which is a member of a controlled group of which the Borrower or any Subsidiary of the Borrower is a member or which is under common control with the Borrower or any Subsidiary of the Borrower within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Eurocurrency Liabilities" has the meaning assigned to that term in
           ------------------------
     Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender, the
           -------------------------
     office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I-B hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

          "Eurodollar Rate" means, for any Interest Period for each Eurodollar
           ---------------
     Rate Advance comprising part of the same A Borrowing, an interest rate per annum equal to (i) the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) at which deposits in U.S. dollars appear on page 3750 (or any successor page thereto) of the Dow Jones Telerate Screen two Business Days before the first day of such Interest Period and for a term comparable to such Interest Period, or (ii) if such rate does not so appear on the Dow Jones Telerate Screen on any date of determination, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) at which deposits in U.S. dollars appear on the Reuters Screen LIBO Page two Business Days before the first day of such Interest Period and for a term comparable to such Interest Period, provided, however, that if the Reuters Screen LIBO Page is being used to determine the Eurodollar Rate at any date of determination and more than one rate is specified thereon as the London interbank offered rate for deposits in U.S. dollars, the applicable rate shall be the average of all such rates (rounded upward, if necessary, to the nearest whole multiple of 1/16 of 1% per annum), or (iii) if such rate does not so appear on either the Dow Jones Telerate Screen or Reuters Screen LIBO Page on any date of determination, then, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) of the rates per annum at which deposits in Dollars are offered by the principal office of each of the Reference Banks in London, England, to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance comprising part of such A Borrowing and for a period equal to such Interest Period. In such circumstances, the Eurodollar Rate for the Interest Period for each Eurodollar Rate Advance comprising part of the same A Borrowing shall be determined by the Agent on the basis of the applicable rates given to and received by the Agent from the Reference Banks two Business Days prior to the first day of such Interest Period, subject, however, to the provisions
                                            -------  -------
     of Section 2.09.

          "Eurodollar Rate Advance" means an A Advance which bears interest as
           -----------------------
     provided in Section 2.07(b).

          "Eurodollar Rate Margin" means at any date of determination 0.24% per
           ----------------------
     annum at all times from and after the date hereof.

          "Eurodollar Rate Reserve Percentage" of any Lender for any Interest
           ----------------------------------
     Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in Section 8.01.
           -----------------

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
     rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Fiscal Quarter" means any quarter in any Fiscal Year, the duration of
           --------------
     such quarter being defined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the Borrower's financial statements referred to in Section 6.01(e).

          "Fiscal Year" means a fiscal year of the Borrower and its
           -----------
     Subsidiaries.

          "Five-Year Credit Agreement" means the Amended and Restated Credit
           --------------------------
     Agreement dated as of June 27, 2000 among the Borrower, the financial institutions party thereto as lenders, and CUSA, as agent for such lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Hazardous Substance" means (i) any hazardous substance or toxic
           -------------------
     substance as such terms are presently defined or used in (S) 101(14) of CERCLA (42 U.S.C. (S) 9601(14)), in 33 U.S.C. (S) 1251 et. seq. (Clean
                                                            --  ---
     Water Act), or 15 U.S.C. (S) 2601 et. seq. (Toxic Substances Control Act)
                                       -- ----
     and (ii) as of any date of determination, any additional substances or materials which are hereafter incorporated in or added to the definition of "hazardous substance" or "toxic substance" for purposes of CERCLA or any other applicable law.

          "Interest Expense" of any Person for any period means the aggregate
           ----------------
     amount of interest or fees (other than agency fees payable to the Agent, as such) paid, accrued or scheduled to be paid or accrued in respect of any Debt (including the interest portion of rentals under Capital Leases) and all but the principal component of payments in respect of conditional sales, equipment trust or other title retention agreements paid, accrued or scheduled to be paid or accrued by such Person during such period, determined in accordance with generally accepted accounting principles.

          "Interest Period" means, for each Eurodollar Rate Advance comprising
           ---------------
     part of the same A Borrowing, the period commencing on the date of such Type of A Advance or the date of the

     Conversion of any A Advance into such Type of an A Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 1, 2, 3, 6 or, if acceptable to the Majority A Lenders, 9 months in the case of a Eurodollar Rate Advance, in each case as the Borrower may, upon notice received by the Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided,
                                                                 --------
     however, that:
     -------

               (i) the Borrower may not select any Interest Period which ends after the Revolver Termination Date;

               (ii) Interest Periods commencing on the same date for A Advances comprising part of the same A Borrowing shall be of the same duration;

               (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, in the case of any Interest Period for a
                        --------
          Eurodollar Rate Advance, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

               (iv) the Borrower may request in a Notice of A Borrowing an Interest Period of 9 months for a Eurodollar Rate Advance and the Interest Period for such Eurodollar Rate Advance shall be 9 months, if, and only if, the Agent determines a Eurodollar Rate for the tenor of such Interest Period and the Majority A Lenders do not notify the Agent pursuant to Section 2.09(b) that the Eurodollar Rate for such Interest Period will not adequately reflect the cost to such Majority A Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period; if both of the preceding conditions are not satisfied with respect to such requested 9 month Interest Period, the duration of the requested Interest Period shall be the alternative specified in the Notice of A Borrowing, or, if no alternative Interest Period is selected, 6 months.

          "Issue" means, with respect to any Letter of Credit, either to issue,
           -----
     or to extend the expiry of, or to renew, or to increase the amount of, such Letter of Credit, and the term "Issued" or "Issuance" shall have
                                     -------     --------
     corresponding meanings.

          "Issuing Bank" means Citibank or any Affiliate of Citibank that may
           ------------
     from time to time Issue Letters of Credit for the account of the Borrower or for the account of any LC Subsidiary.

          "LC Commitment" means, as to any LC Lender, the amount set forth
           -------------
     opposite such LC Lender's name on Schedule I-A hereto under the caption "LC
                                                                              --
     Commitment" or, if such LC Lender has entered into one or more Assignment
     ----------
     and Acceptances, the amount set forth for such LC Lender with respect thereto in the Register maintained by the Agent pursuant to Section 10.07 hereof, in each case as such amount may be reduced from time to time pursuant to Section 3.10 or may be reduced or increased from time to time pursuant to the definition of "A Commitment."

          "LC Commitment Percentage" means, with respect to each LC Lender, the
           ------------------------
     percentage which the then existing LC Commitment of such LC Lender is of the LC Commitments of all LC Lenders; provided, however, that with respect
                                           --------  -------
     to Letters of Credit which expire after the LC Termination Date has occurred, the LC Commitment Percentage of each LC Lender shall be the percentage which such LC Lender's LC Commitment immediately prior to the LC Termination Date is of the LC Commitment of all LC Lenders immediately prior to the LC Termination Date.

          "LC Lender" means any Lender that has an LC Commitment or which, at
           ---------
     the date of determination, has purchased (pursuant to Section 3.05) a participation in a Letter of Credit.

          "LC Subsidiary" means, as of the date hereof, the Subsidiaries of the
           -------------
     Borrower listed on Schedule V hereto and, after the date hereof, any other Subsidiary of the Borrower that may from time to time become a party hereto (with respect to Letters of Credit only) and for whose account the Issuing Bank may from time to time Issue Letters of Credit.

          "LC Termination Date" means, subject to Section 3.12 hereof, June 25,
           -------------------
     2002, or the earlier date of termination in whole of the LC Commitments pursuant to Section 3.10 or Section 8.01.

          "Lenders" means the Lenders listed on the signature pages hereof and
           -------
     each Eligible Assignee that shall become a party hereto pursuant to Section 10.07.

          "Letter of Credit" means a documentary letter of credit in form
           ----------------
     satisfactory to the Issuing Bank, which is at any time Issued by the Issuing Bank pursuant to Article III, in each case as amended, supplemented or otherwise modified from time to time.

          "Letter of Credit Liability" means, as of any date of determination,
           --------------------------
     all then existing liabilities of the Borrower and the LC Subsidiaries to the Issuing Bank in respect of the Letters of Credit Issued for the Borrower's account and for the account of the LC Subsidiaries, whether such liability is contingent or fixed, and shall, in each case, consist of the sum of (i) the aggregate maximum amount (the determination of such maximum amount to assume compliance with all conditions for drawing) then available to be drawn under such Letters of Credit (including, without limitation, amounts available under such Letters of Credit for which a draft has been presented but not yet honored) and (ii) the aggregate amount which has then been paid by, and not been reimbursed to, the Issuing Bank under such Letters of Credit. For the purposes of determining the Letter of Credit Liability, the face amount of Letters of Credit outstanding in an Alternative Currency shall be expressed as the equivalent of such Alternative Currency in Dollars.

          "Lien" means any assignment, chattel mortgage, pledge or other
           ----
     security interest or any mortgage, deed of trust or other lien, or other charge or encumbrance, upon property or rights (including after-acquired property or rights), or any preferential arrangement with respect to property or rights (including after-acquired property or rights) which has the practical effect of constituting a security interest or lien.

          "Majority A Lenders" means, at any time, A Lenders owed at least 66
           ------------------
     2/3% of the then aggregate unpaid principal amount of the A Advances held by A Lenders, or, if no such principal amount is then outstanding, A Lenders having at least 66 2/3% of the A Commitments.

          "Majority Combined Lenders" means the Lenders having at least 66 2/3%
           -------------------------
     of the aggregate "Credit Exposure." For the purposes hereof, "Credit Exposure" of any Lender shall mean, at any date of determination, the maximum dollar amount that such Lender could be then required by the terms hereof (assuming all conditions to Borrowings and Issuances were satisfied) to expend to (i) purchase participations in Letters of Credit pursuant to
     Section 3.05 hereof (including any amounts so expended and not reimbursed at the date of determination) and

     (ii) fund A Advances (including any amounts so expended to fund A Advances outstanding on the date of determination).

          "Majority LC Lenders" means, at any time, LC Lenders which have
           -------------------
     purchased participations in (pursuant to Section 3.05 hereof) at least 66 2/3% of the Letters of Credit and Letter of Credit Liability then outstanding, or if no Letters of Credit are then outstanding, LC Lenders having at least 66 2/3% of the LC Commitments.

          "Margin Stock" has the meaning assigned to such term in Regulation U
           ------------
     of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
     financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
     Section 4001(a)(3) of ERISA to which the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Net Income" of any Person means, for any period, net income before
           ----------
     (i) extraordinary items, (ii) the results of discontinued operations and
     (iii) the effect of any cumulative change in accounting principles, determined in accordance with generally accepted accounting principles.

          "Non-Retail Assets" means property (tangible and intangible) that is
           -----------------
     not used, sold or consumed in a Retail Business.

          "Non-Retail Business" means, with respect to any Person, that such
           -------------------
     Person is not engaged in the Retail Business.

          "Notice of A Borrowing" has the meaning specified in Section 2.02(a).
           ---------------------

          "Notice of B Borrowing" has the meaning specified in Section 2.03(a).
           ---------------------

          "Obligations" means all obligations of the Borrower and the LC
           -----------
     Subsidiaries now or hereafter existing under this Agreement, whether for principal (including reimbursement for amounts drawn under Letters of Credit), interest, fees, expenses, indemnification or otherwise.

          "OECD" means the Organization for Economic Cooperation and
           ----
     Development.

          "Original Agreement" has the meaning specified in Preliminary
           ------------------
     Statement (1).

          "Other Taxes" has the meaning specified in Section 4.02(b).
           -----------

          "Payment Office" means, for Dollars, the principal office of the
           --------------
     Issuing Bank in New York City, located on the date hereof at 399 Park Avenue, New York, New York 10043, and, for any Alternative Currency, such office of the Issuing Bank as shall be from time to time selected by the Issuing Bank and notified by the Issuing Bank to the Borrower, the LC Subsidiaries and the LC Lenders.

          "Permitted Lien" means:
           --------------

          (i) Liens for taxes, assessments or governmental charges or levies to the extent not past due or to the extent contested, in good faith, by appropriate proceedings and for which adequate reserves have been established;

          (ii) Liens imposed by law, such as materialman's, mechanic's, carrier's, worker's, landlord's and repairman's Liens and other similar Liens arising in the ordinary course of business which relate to obligations which are not overdue for a period of more than 30 days or which are being contested in good faith, by appropriate proceedings and for which reserves required by generally accepted accounting principles have been established;

          (iii) pledges or deposits in the ordinary course of business to secure nondelinquent obligations under worker's compensation or unemployment laws or similar legislation or to secure the performance of leases or contracts entered into in the ordinary course of business or of public or nondelinquent statutory obligations, bids, or appeal bonds;

          (iv) Liens upon or in, and limited to, any property acquired or held by the Borrower or any of its Subsidiaries to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing or refinancing the acquisition of any such property to be subject to such Liens, or Liens existing on any such property at the time of acquisition;

          (v) Liens upon any assets subject to a Capital Lease and securing payment of the obligations arising under such Capital Lease;

          (vi) zoning restrictions, easements, licenses, landlord's Liens or restrictions on the use of property which do not materially impair the use of such property in the operation of the business of the Borrower or any of its Subsidiaries;

          (vii) Liens of the Borrower and its Subsidiaries not described in the foregoing clauses (i) through (vi), existing of the date hereof and listed on Schedule II hereto;

          (viii) Liens not described in subclauses (i) through (vii) above that relate to liabilities not in excess of $20,000,000 in the aggregate; and

          (ix) extensions, renewals or replacements of Liens described in subclauses (iv), (v), (vii) and (viii) for the same or lesser amount; provided, that, no such extension, renewal or replacement shall extend to
     --------  ----
     or cover any property not theretofore subject to the Lien being extended, renewed or replaced.

          "Person" means an individual, partnership, corporation (including a
           ------
     business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means an employee benefit plan (other than a Multiemployer
           ----
     Plan) maintained by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate for its employees and subject to Title IV of ERISA.

          "RCRA" means the Resource Conservation and Recovery Act of 1976, as
           ----
     amended (42 U.S.C. (S) 6901 et seq.), and any regulations promulgated
                                 -- ---
     thereunder.

          "Reference Banks" means Citibank, N.A., HSBC Bank USA and Bank of
           ---------------
     America, N.A.

          "Responsible Officer" means, with respect to any certificate, report
           --------------------
     or notice to be delivered or given hereunder, unless the context otherwise requires, the president, chief executive officer or chief financial officer of the Borrower or other executive officer of the Borrower who in the normal performance of his or her operational duties would have knowledge of the subject matter relating to such certificate, report or notice.

          "Register" has the meaning specified in Section 10.07(c).
           --------

          "Retail Assets" means property (tangible and intangible) that is used,
           -------------
     sold or consumed in a Retail Business.

          "Retail Business" means, with respect to any Person, that such Person
           ---------------
     is engaged in the business of manufacturing, producing, supplying, distributing or selling apparel, home furnishings, accessories, specialty foods and related products or goods.

          "Revolver Termination Date" means, subject to Section 2.14 hereof,
           -------------------------
     June 25, 2002, or the earlier date of termination in whole of the A Commitments pursuant to Section 2.05 or 8.01.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
     partnership, trust or other Person of which more than 50% of the outstanding capital stock (or similar property right in the case of partnerships and trusts and other Persons) having ordinary voting power to elect a majority of the board of directors of such corporation (or similar governing body or Person with respect to partnerships and trusts and other Persons) (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

          "Supplemental A Borrowing" means a borrowing consisting of
           ------------------------
     simultaneous A Advances of the same type made by each of the A Lenders pursuant to Section 2.01, provided, that the aggregate outstanding
                               --------
     principal amount of all Supplemental A Borrowings shall not be in excess of the amount equal to $200,000,000 less the aggregate amount of all A Commitment Increases pursuant to Section 2.05(b).

          "Taxes" has the meaning specified in Section 4.02(a).
           -----

          "Total Assets" of any Person means all property, whether real,
           ------------
     personal, tangible, intangible or otherwise, which, in accordance with generally accepted accounting principles, should be included in determining total assets as shown on the assets portion of a balance sheet of such Person.

          "Type" refers to the distinction among Advances bearing interest at
           ----
     the Base Rate and Advances bearing interest at the Eurodollar Rate.

          "UCP" has the meaning specified in Section 3.09.
           ---

          SECTION 1.02  Computation of Time Periods.  In this Agreement in the
                        ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

          SECTION 1.03  Accounting Terms.  All accounting terms not specifically
                        ----------------
defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 6.01(e).

                                  ARTICLE II
                       AMOUNTS AND TERMS OF THE ADVANCES

          SECTION 2.01  The A Advances.  Each A Lender severally agrees, on the
                        --------------
terms and conditions hereinafter set forth, to make A Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Revolver Termination Date in an aggregate amount not to exceed at any time outstanding such A Lender's A Commitment, provided, that, the aggregate
                                               --------  ----
amount of the A Commitments of the A Lenders shall be deemed used from time to time to the extent of the aggregate amount of the B Advances then outstanding and such deemed use of the aggregate amount of the A Commitments shall be applied to the A Lenders ratably according to their respective A Commitments (such deemed use of the aggregate amount of the A Commitments being a "B
                                                                       -
Reduction"), provided, further, that, the A Lenders shall not be obligated to,
---------    --------  -------  ----
and shall not, make any A Advances as part of a Supplemental A Borrowing if after giving effect to such Supplemental A Borrowing, the sum of the then outstanding principal amount of all Supplemental A Borrowings and the then outstanding aggregate amount of all Letter of Credit Liability shall exceed $600,000,000. Each A Borrowing shall be in an aggregate amount not less than
(i) $15,000,000, in the case of an A Borrowing consisting of Eurodollar Rate Advances and (ii) $1,000,000, in the case of an A Borrowing consisting of Base Rate Advances, or, in each case, in integral multiples of $1,000,000 in excess thereof and shall consist of A Advances of the same Type made on the same day by the A Lenders ratably according to their respective A Commitments. Within the limits of each A Lender's A Commitment, the Borrower may from time to time borrow, prepay pursuant to Section 2.11(b) and reborrow under this Section 2.01.

          SECTION 2.02  Making the A Advances.  (a)   Each A Borrowing shall be
                        ---------------------
made on notice given not later than (i) 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed A Borrowing, if such proposed A Borrowing consists of Eurodollar Rate Advances and (ii) 10:00 A.M. (New York City time) on the day of such proposed A Borrowing, if such proposed A Borrowing consists of Base Rate Advances, by the Borrower to the Agent, which shall give to each A Lender prompt notice thereof by telecopier. Each such notice of an A Borrowing (a "Notice of A Borrowing") shall be by telecopier or
                             ---------------------
telephone (and if by telephone, confirmed immediately in writing), in substantially the form of Exhibit A-1 hereto, specifying therein the requested
(i) date of such A Borrowing, (ii) Type of A Advances comprising such A Borrowing, (iii) aggregate amount of such A Borrowing and (iv) in the case of an A Borrowing comprised of Eurodollar Rate Advances, initial Interest Period for each such A Advance. Each A Lender shall, before 12:00 noon (New York City time) on the date of such A Borrowing, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 10.02, in same day funds, such A Lender's ratable portion of such A Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article V, the Agent will make such funds available to the Borrower at the Agent's aforesaid address.

          (b) Anything in subsection (a) above to the contrary notwithstanding, the Borrower may not select Eurodollar Rate Advances for any A Borrowing if the aggregate amount of such A Borrowing is less than $1,000,000 multiplied by the number of A Lenders.

          (c) Each Notice of A Borrowing shall be irrevocable and binding on the Borrower. In the case of any A Borrowing which the related Notice of A Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each A Lender against any loss, cost or expense incurred by such A Lender as a result of any failure to fulfill on or before the date specified in such

Notice of A Borrowing for such A Borrowing the applicable conditions set forth in Article V, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such A Lender to fund the A Advance to be made by such A Lender as part of such A Borrowing when such A Advance, as a result of such failure, is not made on such date.

          (d) Unless the Agent shall have received notice from an A Lender (i) in the case of any A Borrowing consisting of (A) Eurodollar Rate Advances or (B) Base Rate Advances for which the Notice of A Borrowing is given other than on the date thereof, prior to the date of such A Borrowing or (ii) in the case of any A Borrowing consisting of Base Rate Advances for which the Notice of A Borrowing is given on the date thereof, prior to the time at which such A Lender is required to fund such A Borrowing, which notice shall in either case state that such A Lender will not make available to the Agent such A Lender's ratable portion of such A Borrowing, the Agent may assume that such A Lender has made such portion available to the Agent on the date of such A Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such A Lender shall not have so made such ratable portion available to the Agent, such A Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent at (x) in the case of the Borrower, the interest rate applicable at the time to A Advances comprising such A Borrowing and (y) in the case of such A Lender, the Federal Funds Rate. If such A Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such A Lender's A Advance as part of such A Borrowing for purposes of this Agreement.

          (e) The failure of any A Lender to make the A Advance to be made by it as part of any A Borrowing shall not relieve any other A Lender of its obligation, if any, hereunder to make its A Advance on the date of such A Borrowing, but no A Lender shall be responsible for the failure of any other A Lender to make the A Advance to be made by such other A Lender on the date of any A Borrowing.

          (f) The Borrower shall, if requested by any A Lender, execute and deliver a promissory note, in substantially the form of Exhibit E-1 hereto, payable to the order of such A Lender in an original principal amount equal to such A Lender's A Commitment, duly executed by the Borrower.

          SECTION 2.03  The B Advances.  (a)  Each A Lender severally agrees
                        --------------
that the Borrower may make B Borrowings under this Section 2.03 from time to time on any Business Day during the period from the date hereof until the date occurring 7 days prior to the Revolver Termination Date in the manner set forth below; provided, that, following the making of each B Borrowing, the aggregate
       --------  ----
amount of the Advances then outstanding shall not exceed the aggregate amount of the A Commitments of the A Lenders (computed without regard to any B Reduction).

          (i) The Borrower may request a B Borrowing under this Section 2.03 by delivering to the Agent (or to each A Lender if the Borrower is conducting the auction for B Advances pursuant to subsection (g) of this Section 2.03), by telecopier, a notice of a B Borrowing (a "Notice of B
                                                         -----------
     Borrowing"), in substantially the form of Exhibit A-2 hereto, specifying
     ---------
     the date and aggregate amount of the proposed B Borrowing, the maturity date for repayment of each B Advance to be made as part of such B Borrowing (which maturity date may not be earlier than the date occurring 7 days after the date of such B Borrowing or later than the Revolver Termination
     Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such B Borrowing, not later than 3:00 P.M. (New York City time) (A) at least one Business Day prior to the date of the proposed B Borrowing, if the Borrower shall specify in the

     Notice of B Borrowing that the rates of interest to be offered by the A Lenders shall be fixed rates per annum and (B) at least four Business Days prior to the date of the proposed B Borrowing, if the Borrower shall instead specify in the Notice of B Borrowing the basis to be used by the A Lenders in determining the rates of interest to be offered by them. If the Agent is conducting the auction for B Advances, it shall in turn promptly notify each A Lender of each request for a B Borrowing received by it from the Borrower by sending such A Lender a copy of the related Notice of B Borrowing.

          (ii) Each A Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more B Advances to the Borrower as part of such proposed B Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Agent (which shall give prompt notice thereof to the Borrower) or the Borrower (if it is conducting the auction for B Advances pursuant to subsection (g) of this
     Section 2.03), before 10:30 A.M. (New York City time) (A) on the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (A) of paragraph (i) above and (B) three Business Days before the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (B) of paragraph (i) above, of the minimum amount and maximum amount of each B Advance which such A Lender would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such A Lender's A Commitment), the rate or rates of interest therefor and such A Lender's Applicable Lending Office with respect to such B Advance; provided, that, if the Agent in its capacity as
                                --------  ----
     an A Lender shall, in its sole discretion, elect to make any such offer and the Agent is conducting the auction for B Advances, it shall notify the Borrower of such offer before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Agent by the other A Lenders. If any A Lender shall elect not to make such an offer, such A Lender shall so notify the Agent, or the Borrower (if it is conducting the auction for the B Advances pursuant to subsection (g) of this Section 2.03), before 10:30 A.M. (New York City time) on the date on which notice of such election is to be given to the Agent or the Borrower (if it is conducting the auction for the B Advances pursuant to subsection (g) of this Section 2.03) by the other A Lenders, and such A Lender shall not be obligated to, and shall not, make any B Advance as part of such B Borrowing; provided, that, the failure by any A Lender to give such notice
                --------  ----
     shall not cause such A Lender to be obligated to make any B Advance as part of such proposed B Borrowing.

          (iii) The Borrower shall, in turn, (A) before 12:00 noon (New York City time) on the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (A) of paragraph (i) above and (B) before 1:00 P.M. (New York City time) three Business Days before the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (B) of paragraph (i) above, either:

                 (x) cancel such B Borrowing by giving the Agent (or each A Lender if the Borrower is conducting the auction for the B Advances pursuant to subsection (g) of this Section 2.03) notice to that effect; or

                 (y) accept one or more of the offers made by any A Lender or A Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Agent (or each A Lender, if the Borrower is conducting the auction for B Advances pursuant to subsection (g) of this Section 2.03) of the amount of each B Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Agent on behalf of such A Lender (or by each A Lender, if the Borrower is conducting the auction for B Advances pursuant to subsection (g) of this Section 2.03) for such B Advance pursuant to paragraph (ii) above) to be made by each A Lender as part of such B Borrowing, and reject any remaining offers made by A Lenders pursuant to paragraph (ii) above by giving the Agent (or each A Lender, if the Borrower is conducting the auction for B Advances pursuant to subsection (g) of this Section 2.03) notice to that effect.

          (iv) If the Borrower notifies the Agent that such B Borrowing is cancelled pursuant to paragraph (iii)(x) above, the Agent shall give prompt notice thereof to the A Lenders, and such B Borrowing shall not be made.

          (v) If the Borrower accepts one or more of the offers made by any A Lender or A Lenders pursuant to paragraph (iii)(y) above, the Agent, if it is conducting the auction for the B Advances, or the Borrower, if it is conducting the auction for the B Advances pursuant to subsection (g) of this Section 2.03, shall promptly notify (A) each A Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such B Borrowing, of the lowest and highest interest rates offered to the Borrower by the A Lenders in connection with such B Borrowing and whether or not any offer or offers made by such A Lender pursuant to paragraph (ii) above have been accepted by the Borrower and (B) each A Lender that is to make a B Advance as part of such B Borrowing, of the amount of each B Advance to be made by such A Lender as part of such B Borrowing. If the Borrower is conducting the auction for the B Advances pursuant to subsection (g) of this Section 2.03, it shall concurrently with the notices given by it to the A Lenders pursuant to the previous sentence, provide a copy of all such notices to the Agent. The Agent shall in turn notify each A Lender that is to make a B Advance as part of such B Borrowing, upon receipt, that the Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article V.
     Each A Lender that is to make a B Advance as part of such B Borrowing shall, before 2:00 P.M. (New York City time) on the date of such B Borrowing specified in the notice received from the Agent (or from the Borrower if it is conducting the auction for B Advances pursuant to subsection (g) of this Section 2.03) pursuant to clause (A) above or any later time when such A Lender shall have received notice from the Agent pursuant to the preceding sentence, make available (i) if the Agent is conducting the auction for B Advances, to the Agent for the account of its Applicable Lending Office at its address referred to in Section 10.02 such A Lender's portion of such B Borrowing, in same day funds or (ii) if the Borrower is conducting the auction for B Advances pursuant subsection (g) of this Section 2.03, to the Borrower at the account designated by it, such A Lender's portion of such B Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in Article V, and after receipt by the Agent of such funds (if the Agent conducted the auction relating to such B Borrowing), the Agent will make such funds available to the Borrower at the Agent's aforesaid address. Promptly after each B Borrowing the Agent will notify each A Lender of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

          (b) Each B Borrowing shall be in an aggregate amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each B Borrowing, the Borrower shall be in compliance with the limitation set forth in the proviso to the first sentence of subsection
(a) above. The Borrower may not accept offers for B Advances in excess of the aggregate amount specified in its Notice of B Borrowing given with respect to each proposed B Borrowing.

          (c)    Within the limits and on the conditions set forth in this
Section 2.03, the Borrower may from time to time borrow under this Section 2.03, repay or prepay pursuant to subsection (d) below, and reborrow under this
Section 2.03. The Borrower may not make more than one B Borrowing on any Business Day.

          (d) If the Agent conducted the applicable auction relating to the B Advance to be repaid, the Borrower shall repay to the Agent for the account of each A Lender which has made a B Advance on the maturity date of each B Advance (such maturity date being that specified by the A Lender for repayment of such B Advance in the related offer delivered pursuant to subsection (a)(ii) above), the then unpaid principal amount of such B Advance. If the Borrower conducted the applicable auction relating to the B Advance to be repaid, the Borrower shall repay directly to each A Lender that made a B Advance on the maturity date of each B Advance (such maturity date being that specified by the A Lender for repayment of such B Advance in the related offer delivered pursuant to subsection (a)(ii) above), the then unpaid principal amount of such B Advance at the account designated by such A Lender to the Borrower. The Borrower shall have no right to prepay any principal amount of any B Advance unless, and then only on the terms, specified for such B Advance in the offer delivered pursuant to subsection (a)(ii) above.

          (e) The Borrower shall pay interest on the unpaid principal amount of each B Advance from the date of such B Advance to the date the principal amount of such B Advance is repaid in full, at the rate of interest for such B Advance specified by the A Lender making such B Advance in its offer with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by the Borrower in its Notice of B Borrowing with respect thereto delivered pursuant to subsection (a)(i) above. Such interest shall be paid directly to the A Lender that made the B Advance at the account designated by it to the Borrower, if the Borrower conducted the applicable auction relating to the B Advance on which interest is to be paid, and to the Agent for the account of the Applicable Lending Office of each A Lender that made a B Advance, if the Agent conducted the auction relating to the B Advance on which interest is to be paid.

          (f) The indebtedness of the Borrower to an A Lender resulting from each B Advance made to the Borrower as part of a B Borrowing shall be evidenced by such A Lender's loan account referred to in Section 4.04; provided, however, that upon the request of such A Lender, the Borrower shall execute and deliver to such A Lender a promissory note, in substantially the form of Exhibit E-2 hereto, in the face amount of the B Advance made by such A Lender as part of a B Borrowing.

          (g) If the Borrower so elects, it may conduct, from time to time, auctions for B Advances in accordance with the foregoing provisions. The Borrower shall promptly notify the Agent of each such auction for B Advances that it conducts hereunder and the amount, term and Lender for each such B Advance and each payment made by the Borrower in respect thereof.

          SECTION 2.04 Fees. (a) Facility Fee. The Borrower agrees to pay to the
                       ----      ------------
Agent for the account of each A Lender a facility fee, accruing at the rate of 0.06% from and after the date hereof, on the amount of such A Lender's A Commitment (computed without giving effect to any B Reduction or any other usage of the A Commitment of such A Lender), payable quarterly in arrears on the last day of each January, April, July and October and on the Revolver Termination Date.

          (b)  Utilization Fee. The Borrower agrees to pay to the Agent for the
               ---------------
account of each A Lender a utilization fee, accruing, during all periods from and after the date hereof when the aggregate amount of outstanding A Advances made by such A Lender exceeds 50% of such A Lender's A Commitment (without regard to any usage thereof), at the rate of 0.05% per annum on the aggregate amount of such A Advances outstanding from time to time during such periods, payable quarterly in arrears on the last day of each January, April, July and October and on the Revolver Termination Date.

          (c)  Other Fees. The Borrower hereby agrees to pay the fees and
               ----------
charges referred to in that certain letter agreement, dated as of the date hereof, among the Borrower, the Issuing Bank and the Agent.

          SECTION 2.05 Reduction and  Increase of the A Commitments. (a) The
                       --------------------------------------------
Borrower shall have the right, upon at least three Business Days' notice to the Agent, to irrevocably terminate in whole or reduce ratably in part the unused portions of the respective A Commitments of the A Lenders, provided, that, the
                                                           --------  ----
aggregate amount of the A Commitments of the A Lenders shall not be reduced to an amount which is less than the aggregate principal amount of the B Advances then outstanding and provided, further, that each partial reduction shall be in
                     --------  -------
the aggregate amount of $25,000,000 or an integral multiple of $1,000,000 in excess thereof.

          (b) Not more frequently than once in any period of twelve consecutive calendar months occurring after the date hereof, the Borrower shall have the right prior to the Revolver Termination Date to increase the amount of the A Commitments of one or more A Lenders and add one or more Assuming Lenders as A Lenders (each such increase being an "A Commitment Increase"), provided that
                                      ---------------------
such A Lenders shall have consented to such A Commitment Increase (which consent may be granted or withheld by any A Lender in its sole and absolute discretion), on and subject to the following terms:

               (i) The aggregate amount of all A Commitment Increases shall not exceed $100,000,000 after the date hereof;

               (ii) The aggregate amount of each A Commitment Increase shall be in a minimum amount of $25,000,000 or an integral multiple of $1,000,000 in excess thereof;

               (iii) Each A Commitment Increase shall increase the aggregate amount of the A Commitments by the same amount;

               (iv) No proposed A Commitment Increase shall occur unless each of the following requirements in respect thereof shall have been satisfied:

                      (A) The Agent shall have received from the Borrower an irrevocable written notice (an "A Commitment Increase Notice"), dated
                                          ----------------------------
          not earlier than 60 days before the proposed A Commitment Increase Effective Date (as defined below) therefor and not later than 30 days before such proposed A Commitment Increase Effective Date, that (1) specifies (x) the aggregate amount of the proposed A Commitment Increase, (y) the A Lenders whose A Commitments are to be increased by the proposed A Commitment Increase and/or the Assuming Lenders which are to become A Lenders and the amount by which each such A Lender's A Commitment is to be so increased and/or the amount of each such Assuming Lender's A Commitment and (z) the date (the "A Commitment
                                                                ------------
          Increase Effective Date") on which the proposed A Commitment Increase
          -----------------------
          shall become effective, and (2) has been signed by each A Lender whose A Commitment is to be increased, evidencing the consent of such A Lender to the proposed A Commitment Increase and/or by each such Assuming Lender; and

                      (B) On and as of the A Commitment Increase Effective Date of the proposed A Commitment Increase (1) the following statements shall be true (and the giving of the applicable A Commitment Increase Notice shall constitute a representation and warranty by the Borrower that on such A Commitment Increase Effective Date such statements are true):

                           (x)   The representations and warranties contained in
                      Section 6.01 are correct on and as of such A Commitment Increase

                      Effective Date before and after giving effect to the proposed A Commitment Increase, as though made on and as of such date, and

                           (y) No event has occurred and is continuing, or would result from such A Commitment Increase, which constitutes an Event of Default or Default; and

          (2) the Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request;

               (v) Promptly following its receipt of an A Commitment Increase Notice in proper form, the Agent shall deliver copies thereof to each A Lender. If, and only if, all of the terms, conditions and requirements specified in paragraphs (i) through (iv) are satisfied in respect of any proposed A Commitment Increase on and as of the proposed A Commitment Increase Effective Date thereof and in the case of each such Assuming Lender, an Assumption Agreement, duly executed by such Assuming Lender, the Agent and the Borrower, has been received by the Agent, then, as of such A Commitment Increase Effective Date and from and after such date, (1) the A Commitments of the A Lenders consenting to such A Commitment Increase shall be increased by the respective amounts specified in the A Commitment Increase Notice pertaining thereto, (2) references herein to the amounts of the A Lenders' respective A Commitments shall refer to respective amounts giving effect to such A Commitment Increase, and (3) each such Assuming Lender shall be an A Lender for all purposes hereof, and the Agent shall record all relevant information with respect to such Assuming Lender and its A Commitment in the Register;

               (vi) It is understood that no A Lender shall have any obligation whatsoever to agree to any request made by the Borrower for an A Commitment Increase;

               (vii) On each A Commitment Increase Effective Date, (A) each A Lender whose A Commitment has been increased (each such A Lender being an "Increasing A Lender") shall, before 12:00 noon (New York City time) on
      -------------------
     such A Commitment Increase Effective Date, make available for the account of its Applicable Lending Office to the Agent at the address specified in
     Section 10.02, in same day funds, an amount equal to the excess of (1) such Increasing A Lender's ratable portion of the A Borrowings then outstanding (calculated based on its A Commitment as a percentage of the aggregate A Commitments of the A Lenders (including each such Assuming Lender) outstanding after giving effect to the relevant A Commitment Increase) over
     (2) the aggregate principal amount of then outstanding A Advances made by such Increasing A Lender and (B) each such Assuming Lender shall before 12:00 noon (New York City time) on such A Commitment Increase Effective Date, make available for the account of its Applicable Lending Office to the Agent at the address specified in Section 10.02 in same day funds, an amount equal to such Assuming Lender's ratable portion of the A Borrowings then outstanding (calculated based on its A Commitment as a percentage of the aggregate A Commitments of the A Lenders (including each such Assuming Lender) outstanding after giving effect to the relevant A Commitment Increase); and

               (viii) After the Agent's receipt of such funds from each such Increasing A Lender and such Assuming Lender, the Agent will promptly thereafter cause to be distributed like funds to the other A Lenders for the account of their respective Applicable Lending Offices in an amount to each other A Lender such that the aggregate amount of the outstanding A Advances owing to each A Lender (including each such Assuming Lender) after giving effect to such distribution equals such A Lender's ratable portion of the A Borrowings then outstanding

     (calculated based on its A Commitment as a percentage of the aggregate A Commitments of the A Lenders outstanding after giving effect to the relevant A Commitment Increase). If the A Commitment Increase Effective Date shall occur on a date that is not the last day of the Interest Period for all Eurodollar Rate Advances then outstanding, (1) the Borrower shall pay any amounts owing pursuant to Section 10.04(b) as a result of the distributions to A Lenders under this Section 2.05(b) and (2) for each A Borrowing comprised of Eurodollar Rate Advances, the respective A Advances made by the Increasing A Lenders pursuant to this Section 2.05(b) in respect of such A Borrowing shall be Base Rate Advances until the last day of the then existing Interest Period for such A Borrowing.

          SECTION 2.06 Repayment of A Advances. The Borrower shall repay in full
                       -----------------------
the principal amount of each A Advance owing to each A Lender, together with accrued interest and fees thereon, on the Revolver Termination Date.

          SECTION 2.07 Interest on A Advances. The Borrower shall pay interest
                       ----------------------
on the unpaid principal amount of each A Advance made by each A Lender from the date of such A Advance until such principal amount shall be paid in full, at the following rates per annum:

          (a)  Base Rate Advances. If such A Advance is a Base Rate Advance, a
               ------------------
     rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly on the last day of each April, July, October, and January and on the date such Base Rate Advance shall be Converted or paid in full; provided, that, any amount of principal which is not paid when due
              --------  ----
     (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 2% per annum above the Base Rate in effect from time to time.

          (b)  Eurodollar Rate Advances. If such A Advance is a Eurodollar Rate
               ------------------------
     Advance, a rate per annum equal at all times during each Interest Period for such A Advance to the sum of the Eurodollar Rate for such Interest Period plus the Eurodollar Rate Margin, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period; provided, that,
                                                              --------  ----
     any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to (x) after the expiration of the Interest Period related to such principal amount, 2% per annum above the Base Rate in effect from time to time and (y) prior to the expiration of the Interest Period related to such principal amount, 2% per annum above the rate per annum required to be paid on such A Advance immediately prior to the date on which such principal amount became due.

          SECTION 2.08 Additional Interest on Eurodollar Rate Advances. The
                       -----------------------------------------------
Borrower shall pay to each A Lender, so long as such A Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such A Lender, from the date of such A Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such A Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such A Lender for such Interest Period, payable on each date on which interest is payable on such A Advance. Such additional interest shall be determined by such A Lender and notified to the Borrower through the Agent.

          SECTION 2.09 Interest Rate Determination. (a) Each Reference Bank
                       ---------------------------
agrees to furnish to the Agent timely information for the purpose of determining the Eurodollar Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining such interest rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. The Agent shall give prompt notice to the Borrower and the A Lenders of the applicable interest rate determined by the Agent for purposes of Section 2.07(a) or (b), and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 2.07(b).

          (b) If, with respect to any Eurodollar Rate Advances, the Majority A Lenders notify the Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority A Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrower and the A Lenders, whereupon:

               (i) each outstanding Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and

               (ii) the obligation of the A Lenders to make, or to Convert A Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the A Lenders that the circumstances causing such suspension no longer exist.

          (c) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Agent will
                                ---------------
forthwith so notify the Borrower and the A Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

          (d) On the date on which the aggregate unpaid principal amount of A Advances comprising any A Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000 multiplied by the number of A Lenders, such A Advances shall, if they are A Advances of a Type other than Base Rate Advances, automatically Convert into Base Rate Advances, and on and after such date the right of the Borrower to Convert such A Advances into A Advances of a Type other than Base Rate Advances shall terminate; provided, however, that if
                                                    --------  -------
and so long as each such A Advance shall be of the same Type and have the same Interest Period as A Advances comprising another A Borrowing or other A Borrowings, and the aggregate unpaid principal amount of all such A Advances shall equal or exceed $1,000,000 multiplied by the number of A Lenders, the Borrower shall have the right to continue all such A Advances as, or to Convert all such A Advances into, A Advances of such Type having such Interest Period.

          (e) If fewer than two Reference Banks furnish timely information to the Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances,

               (i) the Agent shall forthwith notify the Borrower and the A Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances,

               (ii) each such A Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such A Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

               (iii) the obligation of the A Lenders to make, or to Convert A Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

          SECTION 2.10  Voluntary Conversion of A Advances.  The Borrower may on
                        ----------------------------------
any Business Day, upon notice given to the Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.09 and 2.13, Convert all A Advances of one Type comprising the same A Borrowing into A Advances of another Type; provided, however, that any Conversion of any Eurodollar Rate
              --------  -------
Advances into A Advances of another Type shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate Advances. Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the A Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the Interest Period for each such A Advance.

          SECTION 2.11  No Prepayments of A Advances.  (a)  The Borrower shall
                        ----------------------------
have no right to prepay any principal amount of any A Advances other than as provided in subsection (b) below or Section 2.14.

          (b) The Borrower may, upon at least (i) two Business Days', in the case of Eurodollar Rate Advances and (ii) same Business Day's, in the case of Base Rate Advances, notice to the Agent (to be received by the Agent prior to 12:00 noon (New York City time)) stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the A Advances comprising part of the same A Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate
--------  -------
principal amount not less than $15,000,000 if made with respect to Eurodollar Rate Advances, or $1,000,000, if made with respect to Base Rate Advances, and in each case in $1,000,000 integral multiples in excess thereof and (y) in the case of any such prepayment of a Eurodollar Rate Advance, the Borrower shall be obligated to reimburse the A Lenders in respect thereof pursuant to Section 10.04(b).

          SECTION 2.12  Increased Costs.  (a)  If, due to either (i) the
                        ---------------
introduction of or any change at any time after the date of this Agreement (other than any change by way of imposition or increase of reserve requirements in the case of Eurodollar Rate Advances, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance after the date of this Agreement with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any A Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time to time, upon demand by such A Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such A Lender additional amounts sufficient to compensate such A Lender for such increased cost; provided, that, the Borrower shall have no obligation to
                --------  ----
reimburse any A Lender for increased costs incurred more than 60 days prior to the date of such demand. A certificate as to the amount of such increased cost setting forth the basis for the calculation of such increased costs, submitted to the Borrower and the Agent by such A Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If, at any time after the date of this Agreement, any A Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such A Lender or any corporation controlling such A Lender and that the amount of such capital is increased by or based upon the existence of such

A Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such A Lender (with a copy of such demand to the Agent), the Borrower shall immediately pay to the Agent for the account of such A Lender, from time to time as specified by such A Lender, additional amounts sufficient to compensate such A Lender or such corporation in the light of such circumstances, to the extent that such A Lender reasonably determines such increase in capital to be allocable to the existence of such A Lender's commitment to lend hereunder; provided, that, the Borrower shall have no
                              --------  ----
obligation to pay such compensatory amounts that relate to an actual increase in the capital of such A Lender undertaken by such A Lender more than 60 days prior to the date of such demand. A certificate as to such amounts submitted to the Borrower and the Agent by such A Lender and setting forth the basis for the calculation of such amount shall be conclusive and binding for all purposes, absent manifest error.

          (c) Without affecting its rights under Sections 2.12(a) or 2.12(b) or any other provision of this Agreement, each A Lender agrees that if there is any increase in any cost to or reduction in any amount receivable by such A Lender with respect to which the Borrower would be obligated to compensate such A Lender pursuant to Sections 2.12(a) or 2.12(b), such A Lender shall use reasonable efforts to select an alternative Applicable Lending Office which would not result in any such increase in any cost to or reduction in any amount receivable by such A Lender; provided, however, that no A Lender shall be
                             --------  -------
obligated to select an alternative Applicable Lending Office if such A Lender determines that (i) as a result of such selection such A Lender would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of such A Lender.

          (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall survive the payment in full (after the Revolver Termination Date) of all Obligations.

          SECTION 2.13  Illegality.  (a)  Notwithstanding any other provision of
                        ----------
this Agreement, if any A Lender shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful or impossible, or any central bank or other governmental authority asserts that it is unlawful, for any A Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, (i) the obligation of the A Lenders to make, or to Convert A Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the A Lenders that the circumstances causing such suspension no longer exist and (ii) the Borrower shall forthwith prepay in full all Eurodollar Rate Advances of all A Lenders then outstanding, together with interest accrued thereon, unless the Borrower, within five Business Days of notice from the Agent, Converts all Eurodollar Rate Advances of all A Lenders then outstanding into A Advances of another Type in accordance with Section 2.10.

          (b)  Without affecting its rights under Section 2.13(a) or under any
                                                  ---------------
other provision of this Agreement, each A Lender agrees that if it becomes unlawful or impossible for such A Lender to make, maintain or fund its Eurodollar Rate Advances as contemplated by this Agreement, such A Lender shall use reasonable efforts to select an alternative Applicable Lending Office from which such A Lender may maintain and give effect to its obligations under this Agreement with respect to making, funding and maintaining such Eurodollar Rate Advances; provided, however, that no A Lender shall be obligated to select an
          --------  -------
alternative Applicable Lending Office if such A Lender determines that (i) as a result of such selection such A Lender would be in violation of any applicable law, regulation, or treaty, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of such A Lender.

          SECTION 2.14  Extension of Revolver Termination Date.  At least 30 but
                        --------------------------------------
not more than 45 days prior to the next Revolver Termination Date, the Borrower, by written notice to the Agent, may request that the Revolver Termination Date be extended for a period of 364 days from its then current scheduled expiration. The Agent shall promptly notify each A Lender of such request, and each A Lender shall in turn, within 20 days prior to such Revolver Termination Date, notify the Borrower and the Agent in writing regarding whether such A Lender will consent to such extension. If, and only if, (i) the Majority A Lenders consent in writing to such extension prior to the tenth day preceding such Revolver Termination Date and (ii) the Majority LC Lenders and the Issuing Bank consent to an extension of the LC Termination Date pursuant to Section 3.12, the Revolver Termination Date shall be so extended for such 364-day period and references herein to the "Revolver Termination Date" shall refer to such
                          -------------------------
"Revolver Termination Date" as so extended.  If any A Lender does not consent to
--------------------------
any requested extension or any A Lender shall fail to deliver such notice to the Borrower and the Agent as provided above, in which event such A Lender shall be deemed to not have consented, (each such A Lender being a "Declining A Lender"),
                                                           ------------------
such Declining A Lender's A Commitment shall terminate on the scheduled Revolver Termination Date and on such scheduled Revolver Termination Date, the Borrower shall repay in full the principal amount of A Advances owing to such Declining A Lender, together with accrued interest thereon to the date of payment of such principal amount, all fees payable to such Declining A Lender and all other amounts payable to such Declining A Lender under this Agreement (including, but not limited to, any increased costs or other additional amounts owing under
Section 2.12, any indemnification for Taxes or Other Taxes under Section 4.02, and any amounts which may be required to be paid by the Borrower pursuant to
Section 10.04(b)). It is understood that no A Lender shall have any obligation whatsoever to agree to any request made by the Borrower for an extension of the Revolver Termination Date.

                                  ARTICLE III
                        AMOUNT AND TERMS OF LETTERS OF
                       CREDIT AND PARTICIPATIONS THEREIN

          SECTION 3.01  Letters of Credit.  The Issuing Bank agrees, on the
                        -----------------
terms and conditions hereinafter set forth, to Issue for the account of the Borrower or any LC Subsidiary, one or more Letters of Credit from time to time during the period from the date of this Agreement until the LC Termination Date in an aggregate undrawn amount not to exceed at any time the LC Commitments of the LC Lenders in effect at such time (inclusive of the Dollar equivalent of Letters of Credit Issued in an Alternative Currency), each such Letter of Credit upon its Issuance to expire on or before the date which occurs one year from the date of its Issuance; provided, however, that the Issuing Bank shall not be
                      --------  -------
obligated to, and shall not, Issue any Letter of Credit if:

          (i) after giving effect to the Issuance of such Letter of Credit, the sum of the then outstanding aggregate amount of all Letter of Credit Liability and the then outstanding principal amount of all Supplemental A Borrowings shall exceed the total of the LC Commitments of the LC Lenders; or

          (ii) the Agent or the Majority LC Lenders shall have notified the Issuing Bank and the Borrower that no further Letters of Credit are to be Issued by the Issuing Bank due to failure to meet any of the applicable conditions set forth in Article V, and such notice has not been withdrawn.

Within the limits of the obligations of the Issuing Bank set forth above and in
Section 3.02, the Borrower and each LC Subsidiary may request the Issuing Bank to Issue one or more Letters of Credit, reimburse the Issuing Bank for payments made thereunder pursuant to Section 3.04(a) and request the Issuing Bank to Issue one or more additional Letters of Credit under this Section 3.01.

          SECTION 3.02  Limitation on the Issuance of Letters of Credit
                        -----------------------------------------------
Denominated in Alternative Currencies.  The Issuing Bank shall not be obligated
-------------------------------------
to, and shall not, Issue any Letter of Credit denominated in an Alternative Currency if, after giving effect to the Issuance of any Letter of Credit denominated in an Alternative Currency, the then outstanding aggregate amount of all Letter of Credit Liability with respect to all Letters of Credit denominated in an Alternative Currency equals or exceeds (on a Dollar equivalent basis) $75,000,000.

          SECTION 3.03  Issuing the Letters of Credit.  Each Letter of Credit
                        -----------------------------
shall be Issued on notice from the Borrower or any LC Subsidiary, as the case may be, to the Issuing Bank as provided in the application and agreement governing such Letter of Credit specifying the date, amount, currency, expiry and beneficiary thereof, accompanied by such documents as the Issuing Bank may specify to the Borrower or LC Subsidiary, as the case may be, in form and substance satisfactory to the Issuing Bank. On the date specified by the Borrower or LC Subsidiary, as the case may be, in such notice and upon fulfillment of the applicable conditions set forth in Section 3.01, the Issuing Bank will Issue such Letter of Credit and shall promptly notify the Agent thereof.

          SECTION 3.04  Reimbursement Obligations.  (a)  The Borrower or the
                        -------------------------
appropriate LC Subsidiary, as the case may be, shall:

          (i) pay to the Issuing Bank an amount equal to, and in reimbursement for, each amount which the Issuing Bank pays under any Letter of Credit not later than the date which occurs one Business Day after payment of such amount by the Issuing Bank under such Letter of Credit; and

          (ii) pay to the Issuing Bank interest on any amount paid by the Issuing Bank under any Letter of Credit from the date on which the Issuing Bank pays such amount under any Letter of Credit until such amount is reimbursed in full to the Issuing Bank pursuant to clause (i) above, payable on demand, at a fluctuating rate per annum equal to the sum of the Base Rate in effect from time to time plus 2% per annum.

          (b) All amounts to be reimbursed to the Issuing Bank in accordance with subsection (a) above may, subject to the limitations set forth in Section
2.01 (inclusive of the minimum borrowing limitations), be paid from the proceeds of A Advances or B Advances.

          SECTION 3.05  Participations Purchased by the Lenders.  (a)  On the
                        ---------------------------------------
date of Issuance of each Letter of Credit the Issuing Bank shall be deemed irrevocably and unconditionally to have sold and transferred to each LC Lender without recourse or warranty, and each LC Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, an undivided interest and participation, to the extent of such Lender's LC Commitment Percentage in effect from time to time, in such Letter of Credit and all Letter of Credit Liability relating to such Letter of Credit and all documents securing, guaranteeing, supporting, or otherwise benefiting the payment of such Letter of Credit Liability. The Agent or the Issuing Bank will notify each Lender promptly after the close of each calendar month of all Letters of Credit then outstanding and of their respective dates of Issue, outstanding amounts (on a Dollar equivalent basis) as at the end of such month, currency, expiry dates and reference numbers.

          (b) In the event that any reimbursement obligation under Section 3.04(a) is not paid when due to the Issuing Bank with respect to any Letter of Credit, the Issuing Bank shall promptly notify the LC Lenders of the amount of such reimbursement obligation (on a Dollar equivalent basis in the case of Letters of Credit denominated in an Alternative Currency) and each LC Lender shall immediately pay to the Issuing Bank, in lawful money of the United States and in same day funds, an amount equal to such LC Lender's LC Commitment Percentage then in effect of the amount of such unpaid reimbursement obligation with interest at the Federal Funds Rate for each day after such notification until such amount is paid to the Issuing Bank.

          (c) Promptly after the Issuing Bank receives a payment (including interest payments) on account of a reimbursement obligation with respect to any Letter of Credit, the Issuing Bank shall promptly pay to each LC Lender which funded its participation therein, in lawful money of the United States, the Dollar equivalent of funds so received, in an amount equal to such LC Lender's Commitment Percentage thereof.

          (d) Upon the request of any LC Lender, the Agent shall furnish, or cause the Issuing Bank to furnish, to such LC Lender copies of any outstanding Letter of Credit and any application and agreement for letter of credit as may be reasonably requested by such LC Lender.

          (e) The obligation of each LC Lender to make payments under subsection (b) above shall be unconditional and irrevocable and shall remain in effect after the occurrence of the LC Termination Date with respect to any Letter of Credit that was Issued by the Issuing Bank on behalf of the Borrower or any LC Subsidiary on or before the LC Termination Date and such payments shall be made under all circumstances, including, without limitation, any of the circumstances referred to in Section 3.07(b) other than in connection with circumstances involving any willful misconduct or gross negligence of the Issuing Bank in Issuing a Letter of Credit or in determining whether documents presented under a Letter of Credit comply with the terms thereof.

          (f) If any payment received on account of any reimbursement obligation with respect to a Letter of Credit and distributed to an LC Lender as a participant under Section 3.05(c) is thereafter recovered from the Issuing Bank in connection with any bankruptcy or insolvency proceeding relating to the Borrower or an LC Subsidiary, each LC Lender which received such distribution shall, upon demand by the Issuing Bank, repay to the Issuing Bank such LC Lender's ratable share of the amount so recovered together with an amount equal to such LC Lender's ratable share (according to the proportion of (i) the amount of such LC Lender's required repayment to (ii) the total amount so recovered) of any interest or other amount paid or payable by the Issuing Bank in respect of the total amount so recovered.

          SECTION 3.06  Letter of Credit Fees.
                        ---------------------

          (a)  Facility Fee.  The Borrower hereby agrees to pay to the Issuing
               ------------
Bank for the account of each LC Lender (in accordance with its LC Commitment Percentage) a letter of credit facility fee, accruing at a rate of 0.06% per annum from and after the date hereof, (i) on the total amount of LC Commitments from time to time from and after such date (regardless of the actual or deemed usage thereof) payable quarterly in arrears on the last day of each January, April, July and October and on the LC Termination Date and (ii) on the aggregate amount of Letter of Credit Liability under all Letters of Credit that are outstanding beyond the LC Termination Date (regardless of the actual or deemed usage thereof) payable in arrears on the last day of each January, April, July and October and on the first day after the LC Termination Date on which no Letters of Credit are outstanding.

          (b)  Issuing Bank Fees.  The Borrower hereby agrees to pay to the
               -----------------
Issuing Bank the fees and charges referred to in that certain letter agreement, dated as of the date hereof, among the Borrower, the Issuing Bank and the Agent.

          SECTION 3.07  Indemnification; Nature of the Issuing Bank's Duties.
                        ----------------------------------------------------
(a) The Borrower agrees to indemnify and save harmless the Agent, the Issuing Bank and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Agent, the Issuing Bank or such Lender may incur or be subject to as a consequence, direct or indirect, of (i) the Issuance of any Letter of Credit or (ii) any action or proceeding relating to a court order, injunction, or other process or decree restraining or seeking to restrain the Issuing Bank from paying any amount under any Letter of Credit; provided, that,
                                                                --------  ----
the Issuing Bank shall not be indemnified for any of the foregoing caused by its gross negligence or willful misconduct.

          (b) The obligations of the Borrower and each LC Subsidiary hereunder with respect to Letters of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms hereof under all circumstances, including, without limitation, any of the following circumstances:

               (i) any lack of validity or enforceability of any Letter of Credit or this Agreement or any agreement or instrument relating thereto;

               (ii) the existence of any claim, setoff, defense or other right which the Borrower or any LC Subsidiary may have at any time against the beneficiary, or any transferee, of any Letter of Credit, or the Issuing Bank, any Lender, or any other Person;

               (iii) any draft, certificate, or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) any lack of validity, effectiveness, or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part;

               (v) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof;

               (vi) any exchange, release or non-perfection of any collateral, or any release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of the Borrower or an LC Subsidiary in respect of the Letters of Credit;

               (vii) any change in the time, manner or place of payment of, or in any other terms of, all or any of the obligations of the Borrower or any LC Subsidiary in respect of the Letters of Credit or any other amendment or waiver of or any consent to departure from all or any of this Agreement;

               (viii) any failure of the beneficiary of a Letter of Credit to strictly comply with the conditions required in order to draw upon any Letter of Credit;

               (ix) any misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or

               (x) any other circumstance or happening whatsoever, whether or not similar to the foregoing;

provided, that, notwithstanding the foregoing, the Issuing Bank shall not be
--------  ----
relieved of any liability it may otherwise have as a result of its gross negligence or willful misconduct.

          SECTION 3.08  Increased Costs.  (a)  Change in Law.  If, at any time
                        ---------------        -------------
after the date of this Agreement, any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit or guarantees issued by, or assets held by or deposits in or for the account of, the Issuing Bank or any LC Lender or (ii) impose on the Issuing Bank or any LC Lender any other condition regarding this Agreement or the Letters of Credit or any collateral thereon, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost to the Issuing Bank or such LC Lender of issuing or maintaining, funding or purchasing participations in the Letters of Credit, then, upon demand by the Issuing Bank or such LC Lender (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of the Issuing Bank or such LC Lender, from time to time as specified by the Issuing Bank or such LC Lender, additional amounts sufficient to compensate the Issuing Bank or such LC Lender for such increased cost; provided, that, the Borrower shall have no obligation to reimburse the
      --------  ----
Issuing Bank or any LC Lender for increased costs incurred more than 60 days prior to the date of such demand. A certificate as to the amount of such increased cost setting forth the basis for the calculation of such increased costs, submitted by the Issuing Bank or an LC Lender to the Borrower, shall be conclusive and binding for all purposes, absent manifest error.

          (b)  Capital.  If, at any time after the date of this Agreement, the
               -------
Issuing Bank or any LC Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by the Issuing Bank or such LC Lender or any corporation controlling Issuing Bank or such LC Lender and that the amount of such capital is increased by or based upon the existence of the Issuing Bank's or LC Lender's commitment hereunder and other commitments of this type or the issuance of (or commitment to purchase of participations in) the Letters of Credit (or similar contingent obligations), then, upon demand by the Issuing Bank or such LC Lender (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of the Issuing Bank or such LC Lender, from time to time as specified by the Issuing Bank or such LC Lender, additional amounts sufficient to compensate the Issuing Bank or such LC Lender or such corporation in the light of such circumstances, to the extent that the Issuing Bank or such LC Lender reasonably determines such increase in capital to be allocable to the existence of the Issuing Bank's or such LC Lender's commitment hereunder; provided, that, the Borrower shall have
                                       --------  ----
no obligation to pay such compensatory amounts that relate to an actual increase in the capital of the Issuing Bank or such LC Lender undertaken by the Issuing Bank or such LC Lender more than 60 days prior to the date of such demand. A certificate as to such amounts setting forth the basis for the calculation of such amount submitted to the Borrower and the Agent by the Issuing Bank or an LC Lender shall be conclusive and binding for all purposes, absent manifest error.

          (c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.08 shall survive the payment in full (after the LC Termination
Date) of all Obligations.

          (d) Without affecting its rights under Sections 3.08(a) or 3.08(b) or any other provision of this Agreement, the Issuing Bank and each LC Lender agrees that if there is any increase in any cost to or reduction in any amount receivable by the Issuing Bank or LC Lender with respect to which the Borrower would be obligated to compensate such LC Lender pursuant to Sections 3.08(a) or 3.08(b), the Issuing Bank or LC Lender shall use reasonable efforts to select an alternative issuing office or Applicable Lending Office, as the case may be, which would not result in any such increase in any cost to or reduction in any amount receivable by the Issuing Bank or such LC Lender; provided, however, that
                                                         --------  -------
the Issuing Bank and each LC Lender shall not be obligated to select an alternative issuing office or Applicable Lending Office if the Issuing Bank or such LC Lender determines that (i) as a result of such selection the Issuing Bank or such LC Lender would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of the Issuing Bank or such LC Lender.

          SECTION 3.09  Uniform Customs and Practice.  The Uniform Customs and
                        ----------------------------
Practice for Documentary Credits as most recently published by the International Chamber of Commerce ("UCP") shall in all respects be deemed a part of this
                      ---
Article III as if incorporated herein and shall apply to the Letters of Credit.

          SECTION 3.10  Reductions in LC Commitments.  The Borrower shall have
                        ----------------------------
the right, upon at least three Business Days' notice to the Issuing Bank and the Agent, to irrevocably terminate in whole or reduce in part the Issuing Bank's commitment to issue Letters of Credit as specified in Section 3.01 (which reduction shall without further act reduce in whole or ratably in part the respective LC Commitments of the LC Lenders), provided, that, each partial
                                              --------  ----
reduction shall be in the aggregate amount of $25,000,000 or an integral multiple of $1,000,000 in excess thereof and no such reduction shall reduce the LC Commitments below the then outstanding amount of Letter of Credit Liability.

          SECTION 3.11  Existing Letters of Credit.  The Issuing Bank currently
                        --------------------------
has outstanding documentary and trade letters of credit issued pursuant to the Original Agreement (the "Existing Letters of Credit") the outstanding balance of
                         --------------------------
which is set forth on Schedule IV hereto. From and after the date hereof and upon fulfillment of the conditions to initial Issuance specified in Section 5.01 hereof, each such Existing Letter of Credit shall be deemed and treated for all purposes hereof (including, without limitation, the calculation of fees payable under Section 3.06, and calculating the usage of the Issuing Bank's commitment under Section 3.01) as a "Letter of Credit" hereunder, any participation
                          ----------------
interest existing prior to the date hereof of any LC Lender in such Existing Letters of Credit shall, without further action on its part, be deemed extinguished in full and each LC Lender, without further act on its part, shall be deemed to have purchased a participation in each such Existing Letter of Credit as provided in Section 3.05 hereof in accordance with its LC Commitment Percentage.

          SECTION 3.12  Extension of LC Termination Date.  At least 30 but not
                        --------------------------------
more than 45 days prior to the LC Termination Date, the Borrower, by written notice to the Agent, may request that the LC Termination Date be extended for a period of 364 days from its then current scheduled expiration. The Agent shall promptly notify the Issuing Bank and each LC Lender of such request, and the Issuing Bank and each LC Lender shall in turn, within 20 days prior to such LC Termination Date, notify the Borrower and the Agent in writing regarding whether the Issuing Bank or such LC Lender (as the case may be) will consent to such extension. If, and only if, (i) the Majority LC Lenders and the Issuing Bank consent in writing to such extension prior to the tenth day preceding such LC Termination Date and (ii) the Majority A Lenders consent to an extension of the Revolving Termination Date pursuant to Section 2.14, the LC Termination Date shall be so extended for such 364-day period and references herein to the "LC
                                                                           --
Termination Date" shall refer to such "LC Termination Date" as so extended.  If
----------------                       -------------------
the Issuing Bank or any LC Lender shall fail to deliver such notice to the Borrower and the Agent as provided above, the Issuing Bank or such LC Lender shall be deemed not to have consented to such requested extension and the Issuing Bank's and such LC Lender's LC Commitment shall terminate on the scheduled LC Termination Date (each such non-extending LC Lender being a "Non-
                                                                          ---
Extending LC Lender"); provided, that the obligations of any Non-Extending LC
-------------------    --------
Lender under Section 3.05(e) shall remain in effect as provided therein as to Letters of Credit Issued on or before the LC Termination Date in effect prior to such extension. It is understood that neither the Issuing Bank nor any LC Lender shall have any obligation whatsoever to agree to any request made by the Borrower for an extension of the LC Termination Date.

          SECTION 3.13  Currency Provisions.
                        -------------------

          (a) Equivalents.  For purposes of the provisions of this Article III,
              -----------
(i) the equivalent in Dollars of any Alternative Currency shall be determined by using the mean of the bid and offer quoted spot rates at which the Issuing Bank's principal office in New York, New York offers to exchange Dollars for such Alternative Currency in New York, New York at 11:00 A.M. (New York City time) on the Business Day on which such equivalent is to be determined and (ii) the equivalent in any Alternative Currency of Dollars shall be determined by using the mean of the bid and offer quoted spot rates at which the Issuing Bank's principal office in New York, New York offers to exchange such Alternative Currency for Dollars in New York, New York at 11:00 A.M. (New York City time) on the Business Day on which such equivalent is to be determined.

          (b) Issuing Bank's Commitment/LC Commitments.  For purposes of
              ----------------------------------------
determining the unused portion of the Issuing Bank's commitment specified in
Section 3.01 and of each LC Lender's LC Commitment, the equivalent in Dollars of each Letter of Credit issued by the Issuing Bank in an Alternative Currency as determined on the date of the Issuance of such Letter of Credit shall be the amount of the Issuing Bank's commitment used in connection with the Issuance of such Letter of Credit and the resulting proportionate amount of each LC Lender's LC Commitment used, such reduction to be calculated in accordance with its LC Commitment Percentage. Further adjustments shall be made with respect to the unused portion of the Issuing Bank's commitment to Issue Letters of Credit and each such LC Lender's LC Commitment based upon fluctuations thereafter in the value of the Alternative Currency of such Letter of Credit as provided in subsection (c) below.

          (c) Mark to Market.  If, on any day, the equivalent in Dollars of the
              --------------
aggregate face amount of all Letters of Credit then outstanding (less the aggregate amount of cash collateral held by the Issuing Bank with respect to outstanding Letters of Credit) exceeds the total of the LC Commitments, the Borrower shall, upon demand by the Agent, immediately pay to the Issuing Bank, in Dollars, (i) the Dollar amount of such excess plus (ii) a Dollar amount equal to the lesser of (A) $1,000,000 and (B) 10% of the Dollar equivalent of all then existing Letter of Credit Liability relating to Letters of Credit denominated in Alternative Currencies, which amount shall be held by the Issuing Bank as cash collateral for its obligations with respect to outstanding Letters of Credit. Concurrently with such payment, the Borrower shall enter into a cash collateral agreement with the Issuing Bank in form and substance satisfactory to the Issuing Bank. Amounts on deposit with the Issuing Bank as cash collateral shall be invested in Cash Equivalents as directed by the Borrower and shall (so long as no Default has occurred and is continuing) be released (1) if the LC Termination Date has not occurred, on the date on which the aggregate of all Letter of Credit Liability does not exceed 99% of the aggregate amount of the LC Commitments then in effect (without regard to any usage thereof) or (2) if the LC Termination Date has occurred, on the first day after the LC Termination Date on which no Letter of Credit Liability or Letters of Credit are outstanding.

          (d) Monthly Report.  The Issuing Bank, on the last Business Day of
              --------------
each month until the LC Termination Date, shall calculate the Letter of Credit Liability on such date (converting any amounts of the Letter of Credit Liability which are denominated in an Alternative Currency to Dollars for purposes of such calculation) and shall promptly send notice of (i) such Letter of Credit Liability and (ii) the Dollar amount of any excess of Letter Credit Liability over total LC Commitments to the Borrower and to each LC Lender, and the Borrower shall promptly upon receipt thereof make the payments provided for in subsection (c) above if applicable.

          SECTION 3.14  Subsidiary Guaranty.
                        -------------------

          (a) Generally. The Issuing Bank may, from time to time, Issue Letters
              ---------
of Credit for the account of each LC Subsidiary provided, that, the
                                                --------  ----
reimbursement and other obligations of each such LC Subsidiary are and remain unconditionally guaranteed by the Borrower pursuant to this Section 3.14.

          (b) Guaranty.  The Borrower hereby unconditionally guarantees the
              --------
punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the LC Subsidiaries now or hereafter existing under this Agreement with respect to Letters of Credit issued for the account of any of the LC Subsidiaries, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for reimbursement obligations, interest, fees, expenses or otherwise (such obligations being the "Subsidiary Obligations"), and agrees to pay any and all expenses (including
-----------------------
counsel fees and expenses) incurred by the Issuing Bank or the LC Lenders in enforcing any rights hereunder with respect to the Subsidiary Obligations. Without limiting the generality of the foregoing, the Borrower's liability shall extend to all amounts which constitute part of the Subsidiary Obligations and would be owed by any LC Subsidiary to the Issuing Bank or the LC Lenders hereunder, or under the Letters of Credit issued for the account of an LC Subsidiary, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such LC Subsidiary.

          (c) Guaranty Absolute.  The Borrower guarantees that the Subsidiary
              -----------------
Obligations will be paid strictly in accordance with the terms hereof regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Issuing Bank or the LC Lenders with respect thereto. The obligations of the Borrower hereunder are independent of the Subsidiary Obligations and a separate action or actions may be brought and prosecuted against the Borrower to enforce the guaranty contained in this
Section 3.14, irrespective of whether any action is brought against any LC Subsidiary or whether any LC Subsidiary is joined in any such action or actions. The liability of the Borrower under the guaranty contained in this Section 3.14 shall be absolute and unconditional irrespective of:

              (i) any lack of validity or enforceability of any of the Subsidiary Obligations or any agreement or instrument relating thereto;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Subsidiary Obligations, or any other amendment or waiver of or any consent to departure herefrom with respect to Letters of Credit issued for the account of an LC Subsidiary including, without limitation, any increase in the Subsidiary Obligations resulting from the Issuance of Letters of Credit beyond the aggregate limitation specified in Section 3.01 to any and all LC Subsidiaries or otherwise;

              (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Subsidiary Obligations;

              (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Subsidiary Obligations, or any manner of sale or other disposition of any collateral for all or any of the Subsidiary Obligations or any other assets of an LC Subsidiary;

              (v) any change, restructuring or termination of the corporate structure or existence of an LC Subsidiary or any LC Subsidiary's lack of corporate power or authority; or

              (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a third party guarantor.

The guaranty provided in this Section 3.14 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Subsidiary Obligations is rescinded or must otherwise be returned by the Issuing Bank or any LC Lender upon the insolvency, bankruptcy or reorganization of an LC Subsidiary or otherwise, all as though such payment had not been made.

          (d) Waivers.  The Borrower hereby waives, to the extent permitted by
              -------
applicable law:

              (i) any requirement that the Issuing Bank or any LC Lender secure or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any LC Subsidiary or any other Person or any collateral;

              (ii) any defense arising by reason of any claim or defense based upon an election of remedies by the Issuing Bank or any LC Lender (including, without limitation, an election to nonjudicially foreclose on any real or personal property collateral) which in any manner impairs, reduces, releases or otherwise adversely affects its subrogation, reimbursement or contribution rights or other rights to proceed against any LC Subsidiary or any other Person or any collateral;

              (iii) any defense arising by reason of the failure of any LC Subsidiary to properly execute any letter of credit application and agreement or otherwise comply with applicable legal formalities;

              (iv) any defense or benefits that may be derived from California Civil Code (S)(S) 2808, 2809, 2810, 2819, 2845 or 2850, or California
          Code of Civil Procedure (S)(S) 580a, 580d or 726, or comparable provisions of the laws of any other jurisdiction and all other suretyship defenses it would otherwise have under the laws of California or any other jurisdiction;

              (v) any duty on the part of the Issuing Bank or any LC Lender to disclose to the Borrower any matter, fact or thing relating to the business, operation or condition of any LC Subsidiary and its respective assets now known or hereafter known by the Issuing Bank or any LC Lender;

              (vi) all benefits of any statute of limitations affecting the Borrower's liability under or the enforcement of the guaranty provided in this Section 3.14 or any of the Subsidiary Obligations or any collateral;

              (vii)  all setoffs and counterclaims;

              (viii) promptness, diligence, presentment, demand for performance and protest;

              (ix) notice of nonperformance, default, acceleration, protest or dishonor;

              (x) except for any notice otherwise required by applicable laws that may not be effectively waived by the Borrower, notice of sale or other disposition of any collateral; and

               (xi) notice of acceptance of the guaranty provided in this
          Section 3.14 and of the existence, creation or incurring of new or additional Subsidiary Obligations.

          SECTION 3.15  Dollar Payment Obligation. Notwithstanding any other
                        -------------------------
term or provision hereof to the contrary, if the Borrower or any LC Subsidiary fails to reimburse the Issuing Bank for any payment made by the Issuing Bank under a Letter of Credit denominated in an Alternative Currency by the close of business on the Business Day when due at the Payment Office specified for such reimbursement payment, then the payment made by the Issuing Bank in such Alternative Currency shall be converted into Dollars (the "Dollar Payment
                                                           --------------
Amount") by the Issuing Bank as provided for herein, and each of the Borrower
------
and each LC Subsidiary for whose account such Letter of Credit was Issued agrees that it shall be unconditionally obligated to, and shall immediately, reimburse the Issuing Bank the Dollar Payment Amount at the Issuing Bank's then Payment Office for Dollars.

          SECTION 3.16  Applications.  This Agreement shall control over any
                        ------------
provision of any application and agreement for Letters of Credit to the contrary, but additive or supplemental provisions of any such application and agreement shall apply to each Letter of Credit Issued pursuant to such application and agreement.

          SECTION 3.17  LC Subsidiaries.  Any Subsidiary of the Borrower not an
                        ---------------
LC Subsidiary on the date hereof may become an "LC Subsidiary" hereunder by delivering to the Issuing Bank (which shall promptly forward a copy thereof to each LC Lender and the Agent) an agreement, in form and substance satisfactory to the Issuing Bank, wherein such Subsidiary agrees to be bound by all terms and provisions of this Agreement relating to Letters of Credit to be issued for the account of such Subsidiary and delivers a written consent of the Borrower assenting to the inclusion of such Subsidiary as an "LC Subsidiary" hereunder. Unless objected to by the Majority LC Lenders within the 10 day period referred to below, such Subsidiary shall become an "LC Subsidiary" hereunder 10 days after the Issuing Bank notifies the Borrower that such agreement and consent are in form and substance satisfactory to it; provided, that, no Subsidiary shall
                                          --------  ----
become an "LC Subsidiary" until the Issuing Bank shall have notified the Borrower in writing that such agreement and consent are in form and substance satisfactory to the Issuing Bank.

                                  ARTICLE IV
                       PAYMENTS, TAXES, EXTENSIONS, ETC.

          SECTION 4.01  Payments and Computations/Borrowings.  (a)  The Borrower
                        ------------------------------------
shall make each payment hereunder with respect to Article II, the A Advances, the A Lenders, the B Advances and the Agent free and clear of all claims, charges, offsets or deductions whatsoever not later than 12:00 noon (New York City time) on the day when due in U.S. dollars to the Agent (unless otherwise specified in Section 2.03 with respect to the B Advances) at its address referred to in Section 10.02 in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility or utilization fees ratably (other than amounts payable pursuant to Section 2.03, 2.05(b), 2.08, 2.12, 2.14 or 4.02) to the A Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to such A Lender to be distributed to the appropriate A Lender or A Lenders and applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 10.07(d), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder in respect of the interest assigned thereby to the A Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) The Borrower and each LC Subsidiary hereby authorize the Agent and each A Lender if and to the extent payment owed to the Agent or such A Lender is not paid when due hereunder to charge from time to time against any or all of the Borrower's or such LC Subsidiary's accounts with the Agent or such A Lender any amount so due.

          (c) All computations of interest based on the Base Rate and of facility fees shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest relating to utilization fees, fixed rates of interest on B Advances or based on the Eurodollar Rate or the Federal Funds Rate shall be made by the Agent, and all computations of interest pursuant to Section 2.08 shall be made by an A Lender, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Agent (or, in the case of Section 2.08, by an A Lender) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility or utilization fee, as the case may be; provided, however, if such extension would cause payment of interest on
        --------  -------
or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (e) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the A Lender or A Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to such A Lender or A Lenders on such due date an amount equal to the amount then due such A Lender or A Lenders. If and to the extent that the Borrower shall not have so made such payment in full to the Agent, each such A Lender shall repay to the Agent forthwith on demand such amount distributed to such A Lender together with interest thereon, for each day from the date such amount is distributed to such A Lender until the date such A Lender repays such amount to the Agent, at the Federal Funds Rate.

          SECTION 4.02  Taxes/Borrowings.  (a)  Any and all payments by the
                        ----------------
Borrower hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case
                                                        ---------
of each A Lender, LC Lender, the Issuing Bank and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such A Lender, LC Lender, the Issuing Bank or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each A Lender or LC Lender (as the case may be), taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such A Lender's or LC Lender's (as the case may be) Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").
                                                                        -----
If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any A Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.02) such A Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Letters of Credit (hereinafter referred to as "Other Taxes").
                                                                -----------

          (c) The Borrower will reimburse each A Lender and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.02) paid by such A Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This reimbursement shall be made within 30 days from the date such A Lender or the Agent (as the case may be) makes written demand therefor. The Agent and each A Lender, as the case may be, shall give prompt (within 10 Business Days) notice to the Borrower of the payment by the Agent or such A Lender, as the case may be, of such Taxes or Other Taxes, and of the assertion by any governmental or taxing authority that such Taxes or Other Taxes are due and payable, but the failure to give such notice shall not affect the Borrower's obligations hereunder to reimburse the Agent and each A Lender for such Taxes or Other Taxes, except that the Borrower shall not be liable for penalties or interest accrued or incurred after such 10 Business Day period until such time as it receives the notice contemplated above, after which time it shall be liable for interest and penalties accrued or incurred prior to or during such 10 Business Day period and accrued or incurred after such receipt. The Borrower shall not be liable for any penalties, interest, expense or other liability with respect to such Taxes or Other Taxes after it has reimbursed the amount thereof to the Agent or the appropriate A Lender, as the case may be.

          (d) Each A Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender and on the date of the Assignment and Acceptance pursuant to which it becomes an A Lender in the case of each other A Lender, and from time to time thereafter if requested in writing by the Borrower (but only so long as such A Lender remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form W-8BEN or W-8ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such A Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by an A Lender at the time such A Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 4.02(a).
                                   -----

          (e) For any period with respect to which an A Lender has failed to provide the Borrower with the appropriate form described in Section 4.02(d) (other than if such failure is due to a change in law occurring subsequent to
------ ----
the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of subsection (d) above), such A Lender shall not be entitled to indemnification under Section 4.02(a) with respect to Taxes imposed by the United States; provided, however, that
                                                    --------  -------
should an A Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as the A Lender shall reasonably request to assist the A Lender to recover such Taxes.

          (f) Notwithstanding any contrary provisions of this Agreement, in the event that an A Lender that originally provided such form as may be required under Section 4.02(d) thereafter ceases to qualify for complete exemption from United States withholding tax, such A Lender may assign its interest under this Agreement to any assignee and such assignee shall be entitled to the same benefits under this

Section 4.02 as the assignor provided, that, the rate of United States
                             --------  ----
withholding tax applicable to such assignee shall not exceed the rate then applicable to the assignor.

          (g) Without affecting its rights under this Section 4.02 or any provision of this Agreement, each A Lender agrees that if any Taxes or Other Taxes are imposed and required by law to be paid or to be withheld from any amount payable to any A Lender or its Applicable Lending Office with respect to which the Borrower would be obligated pursuant to this Section 4.02 to increase any amounts payable to such A Lender or to pay any such Taxes or Other Taxes, such A Lender shall use reasonable efforts to select an alternative Applicable Lending Office which would not result in the imposition of such Taxes or Other Taxes; provided, however, that no A Lender shall be obligated to select an
       --------  -------
alternative Applicable Lending Office if such A Lender determines that (i) as a result of such selection such A Lender would be in violation of an applicable law, regulation, or treaty, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of such A Lender.

          (h) Each A Lender agrees with the Borrower that it will take all reasonable actions by all usual means (i) to secure and maintain all benefits available to it under the provisions of any applicable double tax treaty concluded by the United States of America to which it may be entitled by reason of the location of such A Lender's Applicable Lending Office or place of incorporation or its status as an enterprise of any jurisdiction having any such applicable double tax treaty, if such benefit would reduce the amount payable by the Borrower in accordance with this Section 4.02 and (ii) otherwise to cooperate with the Borrower to minimize the amount payable by the Borrower pursuant to this Section 4.02; provided, however, that no A Lender shall be
                               --------  -------
obliged to disclose to the Borrower any information regarding its tax affairs or tax computations nor to reorder its tax affairs or tax planning pursuant hereto.

          (i) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 4.02 shall survive the payment in full of the Obligations.

          SECTION 4.03 Sharing of Payments, Etc./Borrowings. If any A Lender
                       ------------------------------------
shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the A Advances made by it (other than pursuant to Section 2.05(b), 2.08, 2.12, 2.14 or 4.02) in excess of its ratable share of payments on account of the A Advances obtained by all the A Lenders, such A Lender shall forthwith purchase from the other A Lenders such participations in the A Advances made by them as shall be necessary to cause such purchasing A Lender to share the excess payment ratably with each of them, provided, however, that if all or any portion of such excess payment is
--------  -------
thereafter recovered from such purchasing A Lender, such purchase from each A Lender shall be rescinded and such A Lender shall repay to the purchasing A Lender the purchase price to the extent of such recovery together with an amount equal to such A Lender's ratable share (according to the proportion of (i) the amount of such A Lender's required repayment to (ii) the total amount so recovered from the purchasing A Lender) of any interest or other amount paid or payable by the purchasing A Lender in respect of the total amount so recovered. The Borrower agrees that any A Lender so purchasing a participation from another A Lender pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such A Lender were the direct creditor of the Borrower in the amount of such participation.

          SECTION 4.04 Evidence of Debt/Borrowings. (a) Each A Lender shall
                       ---------------------------
maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such A Lender resulting from each Advance owing to such A Lender from time to time, including the amounts of principal and interest payable and paid to such A Lender from time to time hereunder.

          (b) The Register maintained by the Agent pursuant to Section 10.07(c) shall include a control account, and a subsidiary account for each A Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each A Borrowing made hereunder, the Type of Advances comprising such A Borrowing and the Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each A Lender hereunder, and (iv) the amount of any sum received by the Agent from the Borrower hereunder and each A Lender's share thereof.

          (c) The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 4.05 Payments and Computations/Letters of Credit. (a) The
                       -------------------------------------------
Borrower and each LC Subsidiary, as the case may be, shall make each payment with respect to the Letters of Credit, the Issuing Bank or the LC Lenders to be made by it free and clear of all claims, charges, offsets or deductions whatsoever not later than (i) if such payment relates to letter of credit facility fees or amounts (other than reimbursements for payments in an Alternative Currency made under Letters of Credit) or if such payment relates to a Letter of Credit denominated in Dollars, 12:00 noon (New York City time) on the day when due in Dollars to the Issuing Bank at its address referred to in
Section 10.02 in same day funds and (ii) if such payment relates to reimbursement of a Letter of Credit denominated in an Alternative Currency, (A) in such Alternative Currency, at the Issuing Bank's Payment Office therefor so long as such payment is made by the close of business on the Business Day when due and (B) thereafter in Dollars (at the then Dollar equivalent of the amount due on such preceding Business Day), by 12:00 noon (New York City time) to the Issuing Bank at its address referred to in Section 10.02 in same day funds as provided in Section 3.15 above. The Issuing Bank will promptly thereafter (if amounts are owed to the LC Lenders by the terms hereof) cause to be distributed like funds relating to the payment of reimbursement obligations or letter of credit facility fees ratably (other than amounts payable pursuant to Section 3.04(a), 3.08, or 4.06) to the LC Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to the Issuing Bank or to such LC Lender to be distributed to the appropriate LC Lender or LC Lenders and applied in accordance with the terms of this Agreement. Upon the Agent's acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 10.07(d), from and after the effective date specified in such Assignment and Acceptance, the Issuing Bank shall make all payments hereunder in respect of the interest assigned thereby to the LC Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) The Borrower and each LC Subsidiary hereby authorize each LC Lender and the Issuing Bank, if and to the extent payment owed to such LC Lender or the Issuing Bank (including the immediate repayments of participations purchased and funded by an LC Lender pursuant to Section 3.05) is not paid when due hereunder to charge from time to time against any or all of the Borrower's or such LC Subsidiary's accounts with such LC Lender or Issuing Bank any amount so due.

          (c) All computations of interest based on the Base Rate and of letter of credit facility fees shall be made by the Issuing Bank on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Federal Funds Rate shall be made by the Issuing Bank on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or letter of credit facility fees are payable. Each determination by the Issuing Bank of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or letter of credit facility fee, as the case may be.

          (e) Unless the Issuing Bank shall have received notice from the Borrower or an LC Subsidiary prior to the date on which any payment is due to the Issuing Bank or LC Lenders hereunder that the Borrower or such LC Subsidiary will not make such payment in full, the Issuing Bank may assume that the Borrower or such LC Subsidiary has made such payment in full to the Issuing Bank on such date and the Issuing Bank may, in reliance upon such assumption, cause to be distributed to such LC Lender or LC Lenders on such due date an amount equal to the amount then due such LC Lender or LC Lenders. If and to the extent that the Borrower or such LC Subsidiary shall not have so made such payment in full to the Issuing Bank, each such LC Lender shall repay to the Issuing Bank forthwith on demand such amount distributed to such LC Lender together with interest thereon, for each day from the date such amount is distributed to such LC Lender until the date such LC Lender repays such amount to the Issuing Bank, at the Federal Funds Rate.

          SECTION 4.06 Taxes/Letters of Credit. (a) Any and all payments by the
                       -----------------------
Borrower and each LC Subsidiary hereunder with respect to the Letters of Credit shall be made free and clear of and without deduction for any and all present or future Taxes. If the Borrower or any LC Subsidiary shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any LC Lender or the Issuing Bank, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such LC Lender or the Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such LC Subsidiary shall make such deductions and (iii) the Borrower or the appropriate LC Subsidiary shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) The Borrower or the appropriate LC Subsidiary will reimburse each LC Lender and the Issuing Bank for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.06) paid by such LC Lender or the Issuing Bank (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This reimbursement shall be made within 30 days from the date such LC Lender or the Issuing Bank (as the case may be) makes written demand therefor. The Issuing Bank and each LC Lender, as the case may be, shall give prompt (within 10 Business Days) notice to the Borrower of the payment by the Issuing Bank or such LC Lender, as the case may be, of such Taxes or other Taxes, and of the assertion by any governmental or taxing authority that such Taxes or Other Taxes are due and payable, but the failure to give such notice shall not affect the Borrower's or any LC Subsidiary's obligations hereunder to reimburse the Issuing Bank and each LC Lender for such Taxes or Other Taxes, except that neither the Borrower nor any LC Subsidiary shall be liable for penalties or interest accrued or incurred after such 10 Business Day period until such time as the Borrower receives the notice contemplated above, after which time it shall be liable for interest and penalties accrued or incurred prior to or during such 10 Business Day period and accrued or incurred after such receipt. Neither the Borrower nor any LC Subsidiary shall be liable for any penalties, interest, expense or other liability with respect to such Taxes or Other Taxes after it has reimbursed the amount thereof to the Issuing Bank or the appropriate LC Lender.

          (c) Each LC Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender and on the date of the Assignment and Acceptance pursuant to which it becomes an LC Lender in the case of each other LC Lender, and from time to time thereafter if requested in writing by the Borrower (but only so long as such LC Lender remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service Form W-8BEN or W-8ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such LC Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by an LC Lender at the time such LC Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes.

          (d) For any period with respect to which an LC Lender has failed to provide the Borrower with the appropriate form described in Section 4.06(c)

(other than if such failure is due to a change in law occurring subsequent to
------ ----
the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of subsection (d) above), such LC Lender shall not be entitled to indemnification under Section 4.06(a) with respect to Taxes imposed by the United States; provided, however, that
                                                    --------  -------
should an LC Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as the LC Lender shall reasonably request to assist the LC Lender to recover such Taxes.

          (e) Notwithstanding any contrary provisions of this Agreement, in the event that an LC Lender that originally provided such form as may be required under Section 4.06(c) thereafter ceases to qualify for complete exemption from United States withholding tax, such LC Lender may assign its interest under this Agreement to any assignee and such assignee shall be entitled to the same benefits under this Section 4.06 as the assignor provided that the rate of United States withholding tax applicable to such assignee shall not exceed the rate then applicable to the assignor.

          (f) Without affecting its rights under this Section 4.06 or any other provision of this Agreement, the Issuing Bank and each LC Lender agree that if any Taxes or Other Taxes are imposed and required by law to be paid or to be withheld from any amount payable to the Issuing Bank or any LC Lender or its Applicable Lending Office with respect to which the Borrower or any LC Subsidiary would be obligated pursuant to this Section 4.06 to increase any amounts payable to the Issuing Bank or such LC Lender or to pay any such Taxes or Other Taxes, the Issuing Bank or such LC Lender shall use reasonable efforts to select an alternative issuing office or Applicable Lending Office, as the case may be, which would not result in the imposition of such Taxes or Other Taxes; provided, however, that the Issuing Bank and each LC Lender shall not be
       --------  -------
obligated to select an alternative issuing office or Applicable Lending Office, as the case may be, if the Issuing Bank or such LC Lender determines that (i) as a result of such selection the Issuing Bank or such LC Lender would be in violation of an applicable law, regulation, or treaty, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of the Issuing Bank or such LC Lender.

          (g) Each LC Lender agrees with the Borrower that it will take all reasonable actions by all usual means (i) to secure and maintain the benefit of all benefits available to it under the provisions of any applicable double tax treaty concluded by the United States of America to which it may be entitled by reason of the location of such LC Lender's Applicable Lending Office or place of incorporation or its status as an enterprise of any jurisdiction having any such applicable double tax treaty, if such benefit would reduce the amount payable by the Borrower or an LC Subsidiary in accordance with this Section 4.06 and (ii) otherwise to cooperate with the Borrower to minimize the amount payable by the Borrower or any LC Subsidiary pursuant to this Section 4.06; provided, however,
                                                             --------  -------
that no LC Lender shall be obliged to disclose to the Borrower or any LC Subsidiary any information regarding its tax affairs or tax computations nor to reorder its tax affairs or tax planning pursuant hereto.

          (h) Without prejudice to the survival of any other agreement of the Borrower or any LC Subsidiary hereunder, the agreements and obligations of the Borrower and the LC Subsidiaries contained in this Section 4.06 shall survive the payment in full of the Obligations.

          SECTION 4.07 Sharing of Payments, Etc./Letters of Credit. If any LC
                       -------------------------------------------
Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Letter of Credit Liability of the Borrower or any LC Subsidiary hereunder (other than pursuant to Section 3.08 or 4.06) in excess of its LC Commitment Percentage of any such payments on account of such Letter of Credit Liability obtained by all the LC Lenders, such LC Lender shall forthwith purchase from the other LC Lenders such participations in such other LC Lenders' participations purchased pursuant to Section 3.05 as shall be necessary to cause such purchasing LC Lender to share the excess payment ratably with each other LC Lender, provided,
                                                                      --------
however, that if all or any portion of such excess payment is thereafter
-------
recovered from such purchasing LC Lender such purchase from each other LC Lender shall be rescinded and each such LC Lender shall repay to the purchasing LC Lender the purchase price to the extent of such recovery together with an amount equal to each such LC Lender's ratable share (according to the proportion of (i) the amount of such LC Lender's required repayment to (ii) the total amount so recovered from the purchasing LC Lender) of any interest or other amount paid or payable by the purchasing LC Lender in respect of the total amount so recovered. The Borrower and each LC Subsidiary agree that any LC Lender so purchasing a sub-participation from another LC Lender pursuant to this Section 4.07 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such sub-participation as fully as if such LC Lender were the direct creditor of the Borrower or each LC Subsidiary in the amount of such participation.

                                   ARTICLE V
                             CONDITIONS OF LENDING

          SECTION 5.01 Condition Precedent to Effectiveness of This Agreement.
                       ------------------------------------------------------
This Agreement shall be effective as of June 26, 2001 if on or before June 26, 2001 the Agent shall have received the following, in form and substance satisfactory to the Agent and in sufficient copies for each Lender:

          (a) Certified copies of all documents of the Borrower evidencing necessary corporate action and governmental approvals, if any, with respect to this Agreement.

          (b) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower and each LC Subsidiary authorized to sign this Agreement and the other documents to be delivered hereunder (including, without limitation, Letter of Credit applications and agreements).

          (c) A favorable opinion of Borrower's General Counsel or Associate General Counsel, substantially in the form of Exhibit C hereto, and as to such other matters as any Lender through the Agent may reasonably request.

          (d) A favorable opinion of Shearman & Sterling, counsel for the Agent, substantially in the form of Exhibit D hereto.

          (e) Such other approvals, opinions or documents as the Agent may reasonably request.

          SECTION 5.02 Conditions Precedent to Each A Borrowing/Issuance. The
                       -------------------------------------------------
obligation of each A Lender to make an A Advance on the occasion of each A Borrowing (including the initial A Borrowing) and the obligation of the Issuing Bank to Issue each Letter of Credit (including the initial Letter of Credit) shall be subject to the further conditions precedent that on the date of such A Borrowing or Issuance the following statements shall be true (and each of the giving of the applicable Notice of A Borrowing and the acceptance by the Borrower of the proceeds of such A Borrowing and the request for Issuance by the Borrower or an LC Subsidiary shall constitute a representation and warranty by the Borrower or such LC Subsidiary that on the date of such A Borrowing or Issuance such statements are true):

          (a) The representations and warranties contained in Section 6.01 (other than the last sentence of Section 6.01(e)) are correct on and as of the date of such A Borrowing or Issuance, before and after giving effect to such A Borrowing or Issuance, and to the application of the proceeds therefrom, as though made on and as of such date, and

          (b) (i) No event has occurred and is continuing, or would result from such A Borrowing or from the application of the proceeds therefrom or from such Issuance, which constitutes an Event of Default or Default and (ii) no event has occurred and is continuing which constitutes an "Event of Default" or "Default" under the Five-Year Credit Agreement.

          SECTION 5.03 Conditions Precedent to Each B Borrowing. The obligation
                       ----------------------------------------
of each A Lender which is to make a B Advance on the occasion of a B Borrowing (including the initial B Borrowing) to make such B Advance as part of such B Borrowing is subject to the conditions precedent that (i) the Agent shall have received the written confirmatory Notice of B Borrowing with respect thereto or the notices from the Borrower contemplated by the second sentence of Section 2.03(a)(v) and (ii) on the date of such B Borrowing the following statements shall be true (and each of the giving of the applicable Notice of B Borrowing and the acceptance by the Borrower of the proceeds of such B Borrowing shall constitute a representation and warranty by the Borrower that on the date of such B Borrowing such statements are true):

          (a) The representations and warranties contained in Section 6.01 (other than the last sentence of Section 6.01(e)) are correct on and as of the date of such B Borrowing, before and after giving effect to such B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date,

          (b) (i) No event has occurred and is continuing, or would result from such B Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or Default and (ii) no event has occurred and is continuing which constitutes an "Event of Default" or "Default" under the Five-Year Credit Agreement, and

          (c) No event has occurred and no circumstance exists as a result of which the information concerning the Borrower that has been provided to the Agent and each A Lender by the Borrower in connection herewith would, taken as a whole, include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                                  ARTICLE VI
                        REPRESENTATIONS AND WARRANTIES

          SECTION 6.01 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware; each LC Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Borrower and each of its Subsidiaries possess all corporate powers and all other authorizations and licenses necessary to engage in their respective businesses, except where the failure to so possess would not have a Material Adverse Effect.

          (b) The execution, delivery and performance by the Borrower and each LC Subsidiary of this Agreement are within the Borrower's and such LC Subsidiary's respective corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's or any LC Subsidiary's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower or any LC Subsidiary or their respective properties.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower or each LC Subsidiary of this Agreement.

          (d) This Agreement is the legal, valid and binding obligation of the Borrower and each LC Subsidiary enforceable against the Borrower and each LC Subsidiary in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          (e) The Consolidated balance sheets of the Borrower and its Subsidiaries as of February 3, 2001, and the related Consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the Fiscal Year then ended, certified by Deloitte & Touche LLP, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied. Since February 3, 2001, there has been no material adverse change in the condition (financial or otherwise), operations, properties or prospects of the Borrower and its Subsidiaries taken as a whole.

          (f) There is no pending or, to the best of Borrower's knowledge, threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which has a reasonable probability (taking into account the exhaustion of all appeals and the assertion of all defenses) of having a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement.

          (g) Following the application of the proceeds of each Advance, not more than 25 percent of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) which are subject to any restriction on Liens set forth in this Agreement or in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Debt and within the scope of Section 8.01(d) will consist of Margin Stock.

          (h) Neither the Borrower nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (i) Set forth on Schedule VII hereto is a complete and accurate list, as of the date hereof, of all Plans of the Borrower and its Subsidiaries. Neither the Borrower nor any ERISA Affiliate is a party or subject to, or has any obligation to make payments, to, any Multiemployer Plan.

                                  ARTICLE VII
                           COVENANTS OF THE BORROWER

          SECTION 7.01  Affirmative Covenants.  The Borrower will, unless the
                        ---------------------
Majority Combined Lenders shall otherwise consent in writing:

          (a) Compliance with Laws, Etc.  Comply, and cause each of its
              -------------------------
     Subsidiaries to comply, in all material respects with all applicable laws (including, without limitation, all Environmental Laws), rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith or where the failure to comply would not have a Material Adverse Effect.

          (b) Preservation of Corporate Existence, Etc.  Preserve and maintain,
              ----------------------------------------
     and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory), and franchises except if, in the reasonable business judgment of the Borrower or such Subsidiary, as the case may be, it is in its best economic interest not to preserve and maintain such rights or franchises and such failure to preserve and maintain such rights or franchises would not materially adversely affect the rights of the Lenders or the Issuing Bank hereunder or the ability of the Borrower or any LC Subsidiary to perform its obligations hereunder.

          (c) Visitation Rights.  Permit the Agent, the Issuing Bank and any
              -----------------
     Lender or any agents or representatives thereof from time to time during normal business hours to examine and make copies of and abstracts from the records and books of account of, and upon reasonable prior notice to visit the properties of, the Borrower and its Subsidiaries during reasonable business hours, without hindrance or delay, and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with any of their respective directors, officers or agents.

          (d) Keeping of Books.  Keep, and cause each of its Subsidiaries to
              ----------------
     keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each of its Subsidiaries in accordance with sound business practice.

          (e) Maintenance of Properties, Etc.  Maintain and preserve, and cause
              ------------------------------
     each of its Subsidiaries to maintain and preserve, all of its properties which are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, consistent with sound business practice, except where the failure to so maintain and preserve would not have a Material Adverse Effect.

          (f) Maintenance of Insurance.  Maintain, and cause each of its
              ------------------------
     Subsidiaries to maintain, insurance (other than earthquake insurance) in amounts, from responsible and reputable insurance companies or associations, with limitations, of types and on terms as is customary for the industry; provided, that, the Borrower and each of its Subsidiaries may
                   --------  ----
     self-insure risks and liabilities in accordance with its practice as of the date hereof and may in addition self-insure risks and liabilities in amounts as are customarily self-insured by similarly situated Persons in the industry.

          (g) Employment of Technology, Disposal of Hazardous Materials, Etc.
              --------------------------------------------------------------
     (i) Employ, and cause each of its Subsidiaries to employ, appropriate technology and compliance procedures to maintain compliance with any applicable Environmental Laws except where the failure to so employ would not have a Material Adverse Effect, (ii) obtain and maintain, and cause each of its Subsidiaries to obtain and maintain, any and all material permits required by applicable Environmental Laws in connection with its or its Subsidiaries' operations and (iii) dispose of, and cause each of its Subsidiaries to dispose of, any and all Hazardous Substances only at facilities and with carriers reasonably believed to possess valid permits under RCRA, if applicable, and any applicable state and local Environmental Laws except where the failure to so dispose would not have a Material Adverse Effect. The Borrower shall use its best efforts, and cause each of its Subsidiaries to use its best efforts, to obtain all certificates required by law to be obtained by the Borrower and its Subsidiaries from all contractors employed by the Borrower or any of its Subsidiaries in connection with the transport or disposal of any Hazardous Substances except where failure to transport or dispose in accordance with any applicable Environmental Laws would not have a Material Adverse Effect.

          (h) Environmental Matters.  If the Borrower or any of its Subsidiaries
              ---------------------
     shall:

              (i) receive written notice that any material violation of any Environmental Laws may have been committed or is about to be committed by the Borrower or any of its Subsidiaries the cure of which would result in expenditures exceeding $20,000,000;

              (ii) receive written notice that any administrative or judicial complaint or order has been filed or is about to be filed against the Borrower or any of its Subsidiaries alleging any material violation of any Environmental Laws or requiring the Borrower or any of its Subsidiaries to take any action (which, if taken, would result in expenditures exceeding $20,000,000) in connection with the release or threatened release of Hazardous Substances or solid waste into the environment; or

              (iii) receive written notice from a federal, state, foreign or local governmental agency or private party alleging that the Borrower or any of its Subsidiaries is liable or responsible for costs in excess of $20,000,000 associated with the response to cleanup, stabilization or neutralization of any Environmental Activity;

     then it shall provide the Agent with a copy of such notice within five Business Days of the Borrower's or such Subsidiary's receipt thereof.

          (i) Guaranty.  Within ten Business Days after the request of the
              --------
     Majority Combined Lenders made through the Agent, cause its domestic Subsidiaries designated in such request to enter into and deliver a guaranty of the Obligations, such guaranty to be in form and substance satisfactory to the Majority Combined Lenders.

          SECTION 7.02  Negative Covenants.  The Borrower will not, without the
                        ------------------
written consent of the Majority Combined Lenders:

          (a) Liens, Etc.  Create or suffer to exist, or permit any of its
              ----------
     Subsidiaries to create or suffer to exist, any Lien, other than Permitted Liens and Liens upon or with respect to Margin Stock.

          (b) Debt.  Create or suffer to exist, or permit any of its
              ----
     Subsidiaries to create or suffer to exist, any Debt if, immediately after giving effect to the incurrence of such Debt and the receipt and application of any proceeds thereof, the Borrower and its Subsidiaries, on a Consolidated basis, would be in violation of the financial covenant specified in Section 7.03 hereof.

          (c) Mergers, Etc.  Merge or consolidate with or into, or convey,
              ------------
     transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or permit any of its Subsidiaries to do so, except that any Subsidiary of the Borrower may merge or consolidate with or into, or dispose of assets to, any other Subsidiary of the Borrower and except that any Subsidiary of the Borrower may merge into or dispose of assets to the Borrower and, subject to Section 7.02(d)(iii), the Borrower may merge or consolidate with or into, and any Subsidiary of the Borrower may merge or consolidate with or into, any other Person, provided in each case that, immediately after giving effect to such
             --------
     proposed transaction, no Event of Default or Default shall exist, and in the case of any merger or consolidation to which the Borrower is a party, the Person into which the Borrower shall be merged or formed by any such consolidation shall be a corporation organized and existing under the laws of the United States of America or any State thereof and shall assume the Borrower's obligations hereunder in an agreement or instrument in form and substance reasonably satisfactory to the Agent.

          (d) Asset Acquisition, Investments, Mergers.
              ---------------------------------------

              (i)    Asset Acquisitions.  Purchase, or permit any of its
                     ------------------
          Subsidiaries to purchase, all or substantially all the assets of any Person (an "Asset Acquisition") unless (A) if such Asset Acquisition
                      -----------------   ------
          involves the purchase of Retail Assets, the purchase price of the Retail Assets to be purchased in such Asset Acquisition is less than 50% of the book value of the Borrower's Consolidated Total Assets immediately prior to such Asset Acquisition or (B) if such Asset Acquisition involves the purchase of Non-Retail Assets, the purchase price of the Non-Retail Assets to be purchased in such Asset Acquisition is less than 25% of the book value of the Borrower's Consolidated Total Assets immediately prior to such Asset Acquisition and (C) immediately prior to and after giving effect to such Asset Acquisition no Event of Default or Default shall exist.

              (ii)   Investments.  Make, or permit any of its Subsidiaries to
                     -----------
          make, an investment in any Person by way of the purchase of such Person's capital stock or securities or the making of capital contributions with respect thereto (an "Investment") unless (A) if
                                                  ----------   ------
          such Investment is in a Person predominantly engaged in the Retail Business, the purchase price and dollar amount of capital contributions made with respect to such Investment is less than 50% of the Borrower's Consolidated Total Assets immediately prior to such Investment or (B) if such Investment is in a Person engaged predominantly in the Non-Retail Business, the purchase price and dollar amount of capital contributions made with respect to such Investment is less than 25% of the Borrower's Consolidated Total Assets immediately prior to such Investment and (C) such Investment is made with the permission of the Board of Directors of the Person in whom the Investment is being made and immediately prior to and after giving effect to such Investment no Event of Default or Default shall exist. The foregoing limitation shall not restrict the Borrower's and its Subsidiaries' ability to make investments in the instruments described in Schedule VI hereto, as such Schedule may be amended from time to time by the Borrower. The Borrower shall provide the Agent and each Lender a copy of each change or amendment made to Schedule VI hereto promptly after each such change or amendment thereof.

               (iii)  Mergers.  Consummate, or permit the consummation of, any
                      -------
          merger or consolidation (regardless of whether it is otherwise permitted by Section 7.02(c)) if immediately after giving effect to such merger or consolidation the book value of Consolidated Non-Retail Assets of the surviving corporation is greater than 25% of the book value of Borrower's Consolidated Total Assets, or the book value of the Consolidated Retail Assets of the surviving corporation is greater than 50% of the Borrower's Consolidated Total Assets, in each case immediately prior to such merger or consolidation provided, that,
                                                            --------  ----
          Subsidiaries of the Borrower may merge into or with the Borrower or any other Subsidiary of the Borrower without regard to the restrictions of this Section 7.02(d)(iii).

          (e)  Change in Nature of Business.  Make any material change in the
               ----------------------------
     nature of the business of the Borrower and its Subsidiaries as conducted as of the date hereof.

          SECTION 7.03  Financial Covenant.  The Borrower will not, without the
                        ------------------
written consent of the Majority Combined Lenders, permit the ratio of Debt on the last day of any Fiscal Quarter of the Borrower to EBITDA for the period of four consecutive Fiscal Quarters of the Borrower ending on such day to be greater than 3.00 to 1.00.

          SECTION 7.04  Reporting Requirements.  The Borrower will furnish to
                        ----------------------
the Lenders:

          (i) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of the Borrower, Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarters and Consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial officer or treasurer of the Borrower and accompanied by a certificate of said officer stating (i) that such have been prepared in accordance with generally accepted accounting principles, (ii) whether or not he or she has knowledge of the occurrence of any Event of Default or Default and, if so, stating in reasonable detail the facts with respect thereto and (iii) whether or not the Borrower is in compliance with the requirements set forth in Section
     7.03 (which certificate shall contain the computations used by such chief financial officer in determining such compliance or non-compliance);

          (ii) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, a copy of the annual report for such year for the Borrower and its Subsidiaries, containing Consolidated financial statements of the Borrower and its Subsidiaries for such Fiscal Year certified in a manner acceptable to the Majority Combined Lenders by Deloitte & Touche LLP or other independent public accountants reasonably acceptable to the Majority Combined Lenders;

          (iii) within 120 days after the end of each Fiscal Year of the Borrower, a certificate of the chief financial officer or treasurer of the Borrower stating (i) whether or not he or she has knowledge of the occurrence of any Event of Default or Default and, if so, stating in reasonable detail the facts with respect thereto, and (ii) whether or not the Borrower is in compliance with the requirements set forth in Section
     7.03 (which certificate shall contain the computations used by such chief financial officer in determining such compliance or non-compliance);

          (iv) as soon as possible and in any event within five days after a Responsible Officer becomes aware of each Event of Default and Default, a statement of a Responsible Officer of the

     Borrower setting forth details of such Event of Default or Default and the action which the Borrower has taken and proposes to take with respect thereto;

          (v) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and copies of all reports and registration statements which the Borrower or any Subsidiary files with the Securities and Exchange Commission (the "SEC") or any national securities exchange;

          (vi) promptly after the filing or receiving thereof, copies of all reports and notices which the Borrower or any Subsidiary files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Borrower or any Subsidiary receives from such entities other than immaterial regular periodic notices and reports and notices and reports of general circulation;

          (vii) within 90 days after the end of each Fiscal Year of the Borrower, a summary, prepared by a Responsible Officer of the Borrower, of the Borrower's (and its Subsidiaries') major insurance coverages (and the amount of self-insurance) then in effect; and

          (viii) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Issuing Bank, or any Lender through the Agent, may from time to time reasonably request.

Notwithstanding the foregoing, the financial statements required to be delivered by the Borrower pursuant to clauses (i) and (ii) above and the reports and statements required to be delivered by the Borrower pursuant to clause (v) above shall be deemed to have been delivered on the date on which the Borrower posts reports containing such financial statements or other materials on the Borrower's website on the internet at "www.gapinc.com" or when such reports containing such financial statements or other materials are posted on the SEC's website on the internet at "www.sec.gov"; provided, however, that the Borrower shall deliver paper copies of such financial statements or other materials to any Lender who so requests until the Borrower receives written notice from such Lender to cease delivering paper copies.

                                 ARTICLE VIII
                               EVENTS OF DEFAULT

          SECTION 8.01  Events of Default. If any of the following events
                        -----------------
("Events of Default") shall occur and be continuing:
  -----------------

          (a) The Borrower or any LC Subsidiary shall fail to pay any principal of any Advance or any reimbursement obligation under any Letter of Credit when the same becomes due and payable; or shall fail to pay any interest on any Advance, fees or any other amounts hereunder within five days after the same become due and payable by it; or

          (b) Any representation or warranty made by the Borrower herein (whether made on behalf of itself, an LC Subsidiary or otherwise) or by the Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

          (c) The Borrower shall fail to perform or observe (i) the covenant contained in Section 7.03; or (ii) any term, covenant or agreement contained in Section 7.02(c) or (d) for a period of five days after written notice thereof shall have been given to the Borrower by the Issuing Bank, the Agent or any Lender; or (iii) any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Issuing Bank, the Agent or any Lender; or

          (d) The Borrower or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $50,000,000 in the aggregate (but excluding Debt hereunder) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt (other than any such Debt owed to a Lender or an Affiliate of a Lender if such event or condition shall relate solely to a restriction on the pledge or other disposition of Margin Stock owned by the Borrower or any of its Subsidiaries); or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (e) The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

          (f) Any judgment or order for the payment of money in excess of $50,000,000 shall e rendered against the Borrower or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of ten consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (g) a Change of Control shall have occurred;

     then, and in any such event, the Agent shall at the request, or may with the consent, of the Majority Combined Lenders, by notice to the Borrower,
     (A) declare the obligation of each A Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, (B) declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, (C) declare the obligation of the Issuing Bank to issue further Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and/or (D) demand from time to time that the Borrower, and if such demand is made the Borrower shall, pay to the Agent for the benefit of the Issuing Bank, an amount in immediately available funds equal to the then outstanding Letter of Credit Liability (plus the additional amounts specified by Section 3.13(c), if applicable) which shall be held by the Agent (or the Issuing
     Bank) as cash collateral in a cash collateral account under the exclusive control and dominion of the Agent (or Issuing Bank) and applied to the reduction of such Letter of Credit Liability as drawings are made on outstanding Letters of Credit; provided, however, that in the event of an
                                    --------  -------
     actual or deemed entry of an order for relief with respect to the Borrower or any of its Subsidiaries under the Federal Bankruptcy Code, the obligation of each A Lender to make A Advances shall automatically be terminated, the then outstanding Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower and the obligation of the Issuing Bank to Issue Letters of Credit shall automatically be terminated.

                                  ARTICLE IX
                                   THE AGENT

          SECTION 9.01  Authorization and Action.  Each Lender and the Issuing
                        ------------------------
Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Advances), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Combined Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Agent shall not be required to take any
         --------  -------
action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement unless the distribution of such notice is otherwise provided for herein.

          The Issuing Bank shall act on behalf of the LC Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may elect to act for the Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have
                           --------  -------
all of the benefits and immunities (i) provided to the Agent in this Article IX with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the applications and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent," as used in this Article IX,
                                           -----
included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

          SECTION 9.02  Agent's Reliance, Etc.  Neither the Agent nor any of its
                        ---------------------
directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the Lender which made any Advance (or purchased or funded a participation with respect to a Letter of Credit) as the holder and owner of the Debt resulting therefrom until the Agent receives and accepts an Assignment and Acceptance entered into by such Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 10.07; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower or its Subsidiaries; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 9.03  CUSA, Citibank and Affiliates.  With respect to CUSA's A
                        -----------------------------
Commitment, its LC Commitment and the Advances made by it, and with respect to Citibank as Issuing Bank, CUSA and Citibank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent or Issuing Bank, as the case may be; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include CUSA
 ------      -------
and Citibank in their individual capacities. CUSA, Citibank and each of their respective Affiliates (and, as applicable, any of their respective officers and directors) may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if CUSA were not the Agent or Citibank were not the Issuing Bank, as the case may be, and without any duty to account therefor to the Lenders.

          SECTION 9.04  Lender Credit Decision.  Each Lender acknowledges that
                        ----------------------
it has, independently and without reliance upon the Agent, the Issuing Bank or any other Lender and based on the financial statements referred to in Section
6.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 9.05  Indemnification.
                        ---------------

          (a)   Agent.  The Lenders agree to indemnify the Agent (to the extent
                -----
not reimbursed by the Borrower or any LC Subsidiary), ratably, according to their respective Credit Exposures, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, provided, that, no Lender shall be liable for any portion of such
           --------  ----
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs expenses or disbursements, this Section 9.05(a) applies whether any such investigation, litigation or proceeding is brought by the Agent, the Issuing Bank, any Lender or a third party.

          (b) Issuing Bank.  The LC Lenders agree to indemnify the Issuing Bank
              ------------
(to the extent not reimbursed by the Borrower or any LC Subsidiary), ratably according to their respective LC Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Issuing Bank in any way relating to or arising out of this Agreement and the Letters of Credit or any action taken or omitted by the Issuing Bank under this Agreement or the Letters of Credit, provided, that, no LC Lender shall be liable for any
                          --------  ----
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each LC Lender agrees to reimburse the Issuing Bank promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Issuing Bank in connection with the preparation, execution, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the Letters of Credit, to the extent that the Issuing Bank is not reimbursed for such expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs expenses or disbursements, this Section 9.05(b) applies whether any such investigation, litigation or proceeding is brought by the Issuing Bank, the Agent, any Lender or a third party.

          SECTION 9.06  Successor Agent/Issuing Bank.
                        ----------------------------

          (a) Agent.  The Agent may resign at any time by giving 30 days' prior
              -----
written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Majority Combined Lenders; provided, that, the
                                                             --------  ----
Agent may resign without having given such notice if it is required to do so as a matter of law. Upon any such resignation or removal, the Majority Combined Lenders, after consulting with the Borrower and giving due consideration to any successor agent recommended by the Borrower, shall have the right to appoint a successor Agent with the consent of the Borrower (which shall not be unreasonably withheld). If no successor Agent shall have been so appointed by the Majority Combined Lenders and consented to by the Borrower, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Majority Combined Lenders' removal of the retiring Agent, then the retiring Agent may, after consulting with the Borrower and giving due consideration to any successor agent recommended by the Borrower, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized or licensed to do business under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

          (b) Issuing Bank.  The Issuing Bank may be removed at any time with or
              ------------
without cause jointly by the Majority Combined Lenders and the Borrower. Upon any removal of the Issuing Bank, the Majority Combined Lenders and the Borrower shall jointly have the right to appoint a successor Issuing Bank. If no successor Issuing Bank shall have been so appointed by the Majority Combined Lenders and the Borrower, and shall have accepted such appointment, within 30 days after the removal of the Issuing Bank, the Issuing Bank may, on behalf of the Lenders, appoint a successor Issuing Bank, which shall be a commercial bank organized or licensed to do business under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Issuing Bank, such successor Issuing Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Issuing Bank, and the retiring Issuing Bank shall be discharged from its duties and obligations under this Agreement, except with respect to Letters of Credit outstanding at the time of such removal. After any retiring Issuing Bank is removed hereunder as Issuing Bank, the provisions of this Article IX shall inure to its benefit as to any actions taken by it while it was Issuing Bank under this Agreement. Notwithstanding the foregoing, the Issuing Bank may not be removed unless prior to or contemporaneously with such removal it shall have received a Dollar amount, in immediately available funds, equal to all outstanding Letter of Credit Liability then outstanding and then owing to the retiring Issuing Bank and shall have been indemnified by the Borrower, the LC Lenders and such successor Issuing Bank, to the retiring Issuing Bank's satisfaction, against all Letter of Credit Liability. The fee letter referred to in Section 3.06(b) (or any replacement thereof) shall continue to inure to the retiring Issuing Bank's benefit, and the retiring Issuing Bank shall continue to be bound thereby, until such time as all Letter of Credit Liability outstanding on the effective date of the retiring Issuing Bank's removal has been discharged in full.

          SECTION 9.07  Documentation Agent, Co-Syndication Agents and Arranger.
                        --------------------------------------------------------
The Lenders identified as "Co-Syndication Agents", the Documentation Agent and
                           ---------------------
the Arranger herein shall not have any rights, powers, obligations, responsibilities or duties under this Agreement other than, in the case of the Lenders so identified as "Co-Syndication Agents" and the Documentation Agent,
                          ---------------------
those applicable to all Lenders as such. Without limiting the foregoing, the Lenders so identified as "Co-Syndication Agents", the Documentation Agent, and
                          ---------------------
the Arranger shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified as "Co-Syndication Agents", the
                                        ---------------------
Documentation Agent or the Arranger in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE X
                                 MISCELLANEOUS

          SECTION 10.01  Amendments, Etc.
                         ---------------

          (a) Majority Combined Lenders.  Except as is otherwise expressly
              -------------------------
provided in this Section 10.01, no amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Combined Lenders.

          (b) Majority A Lenders.  The Majority A Lenders may (and shall have
              ------------------
the exclusive right to), in writing, amend, waive or consent to any departure from Article II hereof (and the definitions used exclusively therein) and
Article IV hereof as it relates to the A Advances, without the consent of the Majority Combined Lenders; provided, however, that no amendment, waiver or
                           --------  -------
consent (whether effected by the Majority A Lenders pursuant to this subsection
(b) or by the Majority Combined Lenders pursuant to subsection (a)) shall, unless in writing and signed by all the A Lenders, do any of the following: (i) waive any of the conditions specified in Section 5.01 or 5.02 as they relate to A Borrowings and A Advances, (ii) increase the A Commitments of the A Lenders (other than as provided for in Section 2.05(b)) or subject the A Lenders to any additional obligations, (iii) reduce the principal of, or interest on, the A Advances or any fees or other amounts payable hereunder to the A Lenders, (iv) postpone any date fixed for any payment of principal of, or interest on, the A Advances or any fees or other amounts payable hereunder to the A Lenders (other than as permitted by Section 2.14), (v) change the percentage of the A Commitments or of the aggregate unpaid principal amount of the A Advances, or the number of A Lenders, which shall be required for the A Lenders or any of them to take any action hereunder or (vi) amend this subsection (b) of this
Section 10.01.

          (c) Majority LC Lenders.  The Majority LC Lenders may (and shall have
              -------------------
the exclusive right to), in writing, amend, waive or consent to any departure from Article III hereof (and the definitions used exclusively therein) and
Article IV hereof as it relates to the Letters of Credit, without the consent of the Majority Combined Lenders; provided, however, that no amendment, waiver or
                               --------  -------
consent (whether effected by the Majority LC Lenders pursuant to this subsection
(c) or by the Majority Combined Lenders pursuant to subsection (a)) shall, unless in writing and signed by all the LC Lenders, do any of the following:
(i) waive any of the conditions specified in Section 5.01 or 5.02, as they relate to the Issuance of Letters of Credit, (ii) increase the LC Commitments of the LC Lenders (other than as provided for in Section 3.10) or subject the LC Lenders to any additional obligations, (iii) reduce any amounts due hereunder or any fees or other amounts payable hereunder with respect to the Letters of Credit to the LC Lenders or the Issuing Bank, (iv) postpone any date fixed for any payment of any fees or other amounts payable hereunder with respect to the Letters of Credit to the LC Lenders or the Issuing Bank (other than as permitted by Section 3.12), (v) change the percentage of the LC Commitments or of the aggregate unpaid Letter of Credit Liability hereunder, or the number of LC Lenders, which shall be required for the LC Lenders or any of them to take any action hereunder, (vi) release the Borrower from its obligation to comply with
Section 3.14 or (vii) amend this subsection (c) of this Section 10.01.

          (d) Agent and Issuing Bank.  No amendment, waiver or consent given or
              ----------------------
effected pursuant to this Section 10.01 shall, unless in writing and signed by the Agent or the Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights, obligations or duties of the Agent or the Issuing Bank, as the case may be, under this Agreement.

          (e) Limitation of Scope.  All waivers and consents granted under this
              -------------------
Section 10.01 shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 10.02  Notices, Etc.  All notices and other communications
                         ------------
provided for hereunder shall be in writing (including telecopier) and mailed, sent by overnight courier, telecopied or delivered, if to the Borrower, at its address at 900 Cherry Avenue, San Bruno, CA 94066 Attention: Treasurer,
Telecopier: 650-874-7809; if to any Lender, at its Domestic Lending Office specified opposite its name on Schedule I-B hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; if to the Agent, at its address at 399 Park Avenue, New York, New York 10043, Attention: Credit Administration, Telecopier: 302-894-6120; and if to the Issuing Bank, at its address at 399 Park Avenue, New York, New York 10043, Attention: Letter of Credit Administration, Telecopier: 800-934-9030; with a copy, in the case of notices to the Agent or the Issuing Bank, to Citicorp North America, Inc., One Sansome Street, San Francisco, California,
Attention: Carolyn Wendler, Telecopier: 415-433-0307, or, as to each party, at such other address or to such other person as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, be effective three days after being deposited in the mails, when sent by overnight courier, be effective one day after being sent by overnight courier, when telecopied or delivered to the telegraph company, be effective when received or delivered to the cable company, respectively; and when delivered by hand, be effective upon delivery except that notices and communications to the Agent pursuant to Article II or IX and to the Issuing Bank pursuant to Article III or IX shall not be effective until received by the Agent or Issuing Bank, as the case may be.

          SECTION 10.03  No Waiver; Remedies.  No failure on the part of any
                         -------------------
Lender, the Issuing Bank or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 10.04  Costs and Expenses.
                         ------------------

          (a) The Borrower agrees to pay on demand all costs and expenses of the Agent and the Issuing Bank incurred in connection with the preparation, execution, delivery, modification and amendment of this Agreement, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and Issuing Bank with respect thereto and with respect to advising the Agent and Issuing Bank as to their respective rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses of the Agent, the Issuing Bank and each Lender (including, without limitation, reasonable counsel fees and expenses), incurred in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of their respective rights hereunder.

          (b) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made other than on the last day of the Interest Period for such A Advance, as a result of a payment or Conversion pursuant to Section 2.05(b), 2.09(d), 2.11, 2.13 or 2.14 or acceleration of the maturity of the Advances pursuant to Section 8.01 or for any other reason, the Borrower shall, upon demand by any A Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such A Lender any amounts required to compensate such A Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any A Lender to fund or maintain such A Advance.

          (c) The Borrower agrees to indemnify and hold harmless each of the Agent, each Lender and the Issuing Bank and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, liabilities
 -----------------
and expenses (including, without limitation, reasonable fees and disbursements of counsel), which may be incurred by or asserted against any Indemnified Party in connection with or arising out of any investigation, litigation, or proceeding (whether or not such Indemnified Party is party thereto) related to any acquisition or proposed acquisition by the Borrower, or by any Subsidiary of the Borrower, of all or any portion of the stock or substantially all the assets of any Person or any use or proposed use of the Advances or Letters of Credit by the Borrower or any LC Subsidiary, except to the extent such claim, damage, liability or expense shall have resulted from such Indemnified Party's gross negligence or willful misconduct. In the event this indemnity is unenforceable as a matter of law as to a particular matter or consequence referred to herein, it shall be enforceable to the full extent permitted by law. The indemnification provisions set forth above shall be in addition to any liability the Borrower may otherwise have. Without prejudice to the survival of any other obligation of the Borrower hereunder, the indemnities and obligations of the Borrower contained in this Section 10.04 shall survive the payment in full of all the Obligations.

          (d) The Borrower hereby acknowledges that the funding method by each Lender of its Advances hereunder shall be in the sole discretion of such Lender. The Borrower agrees that for purposes of any determination to be made under Sections 2.08, 2.12(a), 2.13 or 10.04(b) of this Agreement each Lender shall be deemed to have funded its Eurodollar Rate Advances with proceeds of Dollar deposits in the London interbank market.

          SECTION 10.05  Right of Set-off.  Upon (i) the occurrence and during
                         ----------------
the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 8.01 to authorize the Agent to declare the Advances due and payable pursuant to the provisions of Section 8.01 or to demand payment of (or cash collateralization of) all then outstanding Letter of Credit Liability, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower or any LC Subsidiary against any and all of the obligations of the Borrower or any LC Subsidiary now or hereafter existing under this Agreement to such Lender (including, to the fullest extent permitted by law, obligations indirectly owed to such Lender by virtue of its purchase of a participation or sub-participation of the Letter of Credit Liability pursuant to Section 3.05), whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender or any of its Affiliates, provided,
                                                                      --------
that, the failure to give such notice shall not affect the validity of such set-
----
off and application. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender and its Affiliates may have.

          SECTION 10.06  Binding Effect.  This Agreement shall become effective
                         --------------
when it shall have been executed by the Borrower, each LC Subsidiary to be a party hereto on the date hereof, the Issuing Bank and the Agent and when the Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each LC Subsidiary, the Issuing Bank, the Agent and each Lender and their respective successors and assigns, except that the Borrower and each LC Subsidiary shall not have the right to assign its respective rights hereunder or any interest herein without the prior written consent of the Lenders.

          SECTION 10.07  Assignments and Participations.  (a)  Each Lender may,
                         ------------------------------
and if demanded by the Borrower (following a demand by such Lender pursuant to
Section 2.08, 2.12, 3.08, 4.02 or 4.06, after such Lender has declined to vote in favor of extension of the Revolver Termination Date or LC Termination Date, as the case may be, pursuant to Section 2.14 or 3.12, or after any Lender has assigned all or any portion of its rights and obligations under this Agreement to any Affiliate without the consent of the Borrower, upon at least 10 days' notice to such Lender and the Agent) will, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion, respectively, of its A Commitment and the A Advances owing to it and/or of its LC Commitment and participations in Letter of Credit Liability); provided, however, that (i) each
                                               --------  -------
such respective assignment shall be of a percentage of all rights and obligations under this Agreement (other than any B Advances) (w) in respect of the assigning A Lender's A Commitment and A Advances and/or (x) in respect of the assigning Lender's LC Commitment and participations in Letter of Credit Liability, as the case may be, that is constant and not varying over time, (ii) the respective amounts of the rights and obligations (y) under the A Commitment and A Advances of the assigning A Lender and/or (z) under the LC Commitment and participations in Letter of Credit Liability of the assigning lender, as the case may be, being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such partial assignment) shall in no event be less than 5% of all such rights and obligations or less than $5,000,000 (or an integral multiple of $500,000 in excess thereof), as the case may be, in the case of each of (y) and/or (z), (iii) each such assignment shall be to an Eligible Assignee consented to by the Borrower (which shall not unreasonably withhold its consent); provided, that, the Borrower's
                                              --------  ----
consent need not be obtained if such assignment is made to an Affiliate of the assigning Lender, provided that any Lender so assigning to any of its Affiliates
                  --------
shall give prompt notice thereof to the Borrower and the Agent, (iv) each such assignment made as a result of a demand by the Borrower pursuant to this Section 10.07(a) shall be arranged by the Borrower (at its expense, including, without limitation, payment of the processing and recordation fee referred to in subclause (vi) hereof) after consultation with the Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments which together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the

Borrower pursuant to this Section 10.07(a) unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, and (vi) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided, that, no such fee
                                                 --------  ----
shall be payable in connection with an assignment by an assigning Lender to an Affiliate of such assigning Lender. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Without limiting the qualifications set forth in the first sentence of this Section 10.07(a), but to clarify such sentence, any Lender having both an A Commitment and an LC Commitment may assign all or a portion of its rights and obligations relating to one of these commitments and at the same time assign none, all, the same portion or a different portion of its rights and obligations relating to the other commitment, provided that any assignment of any portion (including all) of a Lender's rights and obligations relating to its A Commitment shall include an assignment of the same portion (including all if applicable) of such Lender's rights and obligations relating to its A Advances and any assignment of any portion (including all) of a Lender's rights and obligations relating to its LC Commitment shall include an assignment of the same portion (including all if applicable) of such Lender's rights and obligations relating to participations in Letter of Credit Liability.

          (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any LC Subsidiary or the performance or observance by the Borrower or any LC Subsidiary of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 6.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, the Issuing Bank, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent or the Issuing Bank to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent or the Issuing Bank by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (c) The Agent shall maintain at its address referred to in Section
10.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the LC Commitment of and A Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the
                                              --------
Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower and the Issuing Bank.

          (e) Each Lender may assign or participate to one or more banks or other entities any B Advance held by it without regard to any of the restrictions placed on assignments elsewhere in this Section 10.07 or this Agreement; provided, that, any participation shall be made in accordance with
           --------  ----
subsection (f) hereof and provided, further, that any assignee of a B Advance
                          --------  -------
that is not then a Lender hereunder shall not be entitled to demand any payments under Section 2.08, 2.12 or 4.02 hereof and shall have no voting rights or other rights of a Lender hereunder other than the right to demand and receive interest and principal payments at the times when due with respect to the B Advance owned by it.

          (f) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its A Commitment and LC Commitment and the Advances owing to it; provided, however, that (i) such
                                                --------  -------
Lender's obligations under this Agreement (including, without limitation, its A Commitment to the Borrower hereunder and LC Commitment) shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the owner of any Advance for all purposes of this Agreement, and (iv) the Borrower, the Issuing Bank, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, provided, further, that, to the extent of any
                                  --------  -------
such participation (unless otherwise stated therein and subject to the preceding proviso), the purchaser of such participation shall, to the fullest extent
-------
permitted by law, have the same rights and benefits hereunder as it would have if it were a Lender hereunder; and provided, further, that each such
                                   --------  -------
participation shall be granted pursuant to an agreement providing that the purchaser thereof shall not have the right to consent or object to any action by the selling Lender (who shall retain such right) other than an action which would (i) reduce principal of or interest on any Advance, any amount due hereunder with respect to the Letters of Credit or other amounts or fees in which such purchaser has an interest, (ii) postpone any date fixed for payment of principal of or interest on any such Advance, such amounts due with respect to Letters of Credit or other amounts or such fees, or (iii) extend the LC Termination Date or the Revolver Termination Date, as the case may be.

          (g) Upon written request of the Borrower to an A Lender, such A Lender shall, to the extent consistent with the policies of such A Lender, inform the Borrower of the Dollar amount of any Full Term Participation (as hereinafter defined) that such A Lender has entered into; provided, however, that no A
                                              --------  -------
Lender shall be obligated to disclose such information if the disclosure thereof would constitute a violation of law or regulation or violate any confidentiality agreement to which such A Lender is subject. For the purposes of this subsection (g), "Full Term Participation" means a participation by an A Lender
                 -----------------------
to another Person whereby such other Person has purchased (pursuant to a participation agreement) all or a portion of such A Lender's A Commitment from the effective date of such participation agreement to the Revolver Termination Date.

          (h) Notwithstanding anything herein contained to the contrary, each Lender may assign any of its rights and obligations under this Agreement to any of its Affiliates without the consent of the Borrower or the Agent, provided that any Lender so assigning to any of its Affiliates shall give prior notice thereof to the Borrower and the Agent; and each Lender or any of its Affiliates may assign any of its rights (including, without limitation, rights to payment of principal and/or interest hereunder) under this Agreement to any Federal Reserve Bank without notice to or consent of the Borrower or the Agent.

          (i) If any Lender requests any payment from the Borrower under Section 2.12, 4.02 or 4.06, does not agree to extend the Revolver Termination Date pursuant to Section 2.14 or the LC Termination Date pursuant to Section 3.12 or proposes to assign its rights and obligations hereunder to any of its Affiliates without the consent of the Borrower pursuant to Section 10.07(h), then, subject to Section 10.07(a) and provided no Default or Event of Default shall have occurred and be continuing, the Borrower may request such Lender to (and, upon such request, such Lender, without any obligation to pay any fees in respect thereof, shall) assign all of its rights and obligations under this Agreement to one or more Eligible Assignees acceptable to the Agent in accordance with
Section 10.07(a) provided that at the time of any such assignment the Borrower has paid to the Lender all amounts due it hereunder.

          SECTION 10.08  Severability of Provisions.  Any provision of this
                         --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 10.09  Independence of Provisions.  All agreements and
                         --------------------------
covenants hereunder shall be given independent effect such that if a particular action or condition is prohibited by the terms of any such agreement or covenant, the fact that such action or condition would be permitted within the limitations of another agreement or covenant shall not be construed as allowing such action to be taken or condition to exist.

          SECTION 10.10  Confidentiality.  Each Lender, the Issuing Bank and the
                         ---------------
Agent agrees that it will not disclose to any third party any written information marked "Confidential" provided to it by the Borrower; provided,
                    ------------                                  --------
that, the foregoing will not (i) restrict the ability of the Agent, the Issuing
----
Bank, the Lenders and any loan participants from freely exchanging such information among themselves (and their respective employees, attorneys, agents and advisors), (ii) restrict the ability to disclose such information to a prospective Eligible Assignee or participant, provided, that, such Eligible
                                              --------  ----
Assignee or participant executes a confidentiality agreement with the selling Lender agreeing to be bound by the terms hereof prior to disclosure of such information to such Eligible Assignee or participant or (iii) prohibit the disclosure of such information to the extent such information (a) becomes publicly available, (b) becomes available through a Person not a Subsidiary, (c) is required to be disclosed pursuant to court order, subpoena, other legal process, regulatory request or otherwise by law or (d) is disclosed in litigation with the Borrower or any of its Subsidiaries.

          SECTION 10.11  Headings.  Article and Section headings in this
                         --------
Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          SECTION 10.12  Entire Agreement.  This Agreement sets forth the entire
                         ----------------
agreement of the parties with respect to its subject matter and, except for the letter agreement referred to in Sections 2.04(c) and 3.06(b), supersedes all previous understandings, written or oral, in respect thereof.

          SECTION 10.13  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 10.14  Consent to Jurisdiction.  (a)  Each of the parties
                         -----------------------
hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the County of New York, The City of New York, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or such Federal court. Each of the parties hereby irrevocably agrees, to the fullest extent each may effectively do so, that each will not assert any defense that such courts do not have subject matter or personal jurisdiction of such action or proceeding or over any party hereto. Each of the parties hereby irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by certified mail, return receipt requested, or by delivering of a copy of such process to such

            [The remainder of this page intentionally left blank.]

party at its address specified in Section 10.02 or by any other method permitted by law. Each of the parties hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or by any other manner provided by law.

          (b) Nothing in this Section 10.14 shall affect the right of any of the parties hereto to serve legal process in any other manner permitted by law or affect the right of any of the parties to bring any action or proceeding against any of the parties or their property in the courts of other jurisdictions.

          SECTION 10.15  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY,
                         -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT, IN THE CASE OF ARTICLE III, TO THE EXTENT SUCH LAWS ARE INCONSISTENT WITH THE UCP.

          SECTION 10.16  WAIVER OF JURY TRIAL.  EACH OF THE BORROWER, THE LC
                         --------------------
SUBSIDIARIES, THE AGENT, THE LENDERS AND THE ISSUING BANK HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ADVANCES OR THE LETTERS OF CREDIT, OR THE ACTIONS OF THE AGENT, ANY LENDER OR THE ISSUING BANK IN CONNECTION WITH THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   THE BORROWER:
                                   ------------

                                   THE GAP, INC.

                                  By /s/ Leroy Barnes
                                     ----------------
                                     Name:  Leroy Barnes
                                     Title:  Vice President - Treasurer

                                    THE LC SUBSIDIARIES:
                                    --------------------

                                    BANANA REPUBLIC, INC.

                                    By /s/ Leroy Barnes
                                       ----------------
                                       Name:  Leroy Barnes
                                       Title:  Vice President - Treasurer

                                    OLD NAVY INC.

                                    By /s/ Leroy Barnes
                                       ----------------
                                       Name:  Leroy Barnes
                                       Title:  Vice President - Treasurer

                                    BANANA REPUBLIC (CANADA) INC.

                                    By /s/ Leroy Barnes
                                       ----------------
                                       Name:  Leroy Barnes
                                       Title:  Vice President - Treasurer

                                    OLD NAVY (CANADA) INC.

                                    By /s/ Leroy Barnes
                                       ----------------
                                       Name:  Leroy Barnes
                                       Title:  Vice President - Treasurer

                                    GAP (CANADA) INC.

                                    By /s/ Leroy Barnes
                                       ----------------
                                       Name:  Leroy Barnes
                                       Title:  Vice President - Treasurer

                                    GAP INTERNATIONAL SOURCING LIMITED

                                    By /s/ Heidi Kunz
                                       --------------
                                       Name:  Heidi Kunz
                                       Title:  Director

                                    GAP INTERNATIONAL SOURCING PTE. LTD.

                                    By /s/ Heidi Kunz
                                       --------------
                                       Name:  Heidi Kunz
                                       Title:  Director

                                    GAP (JAPAN) K.K.

                                    By /s/ Anne Gust
                                       -------------
                                       Name:  Anne Gust
                                       Title:  Director

                                    GAP INTERNATIONAL SOURCING (HOLDINGS)
                                    LIMITED

                                    By /s/ Heidi Kunz
                                       --------------
                                       Name:  Heidi Kunz
                                       Title:  Director

                                    GAP (NETHERLANDS) B.V.

                                    By /s/ Michelle Banks
                                       ------------------
                                       Name:  Michelle Banks
                                       Title:  Director

                                    GAP INTERNATIONAL B.V.

                                    By /s/ Michelle Banks
                                       ------------------
                                       Name:  Michelle Banks
                                       Title:  Director

                                    GPS CONSUMER DIRECT, INC.

                                    By /s/ Leroy Barnes
                                       ----------------
                                       Name:  Leroy Barnes
                                       Title:  Vice President - Treasurer

                                   THE AGENT:
                                   ---------

                                   CITICORP USA, INC.

                                  By /s/ Carolyn A. Kee
                                     ------------------
                                     Name:  Carolyn A. Kee
                                     Title:  Vice President

                                   THE ARRANGER:
                                   ------------

                                   SALOMON SMITH BARNEY, INC.

                                  By /s/ Steven R. Victorin
                                     ----------------------
                                     Name:  Steven R. Victorin
                                     Title:  Managing Director

                                   THE CO-SYNDICATION AGENTS:
                                   -------------------------

                                   BANK OF AMERICA, N.A.

                                   By /s/ Amy Krovocheck
                                      ------------------
                                    Name: Amy Krovocheck
                                    Title:  Vice President

                                   HSBC BANK USA

                                   By /s/ Anne Serewicz
                                      -----------------
                                    Name:  Anne Serewicz
                                    Title:  Senior Vice President

                                   ABN AMRO BANK N.V.

                                   By /s/ Ellen M. Coleman
                                      --------------------
                                    Name:  Ellen M. Coleman
                                    Title:  Group Vice President

                                   By /s/ Delia B. Fance
                                     -------------------
                                    Name:  Delia B. Fance
                                    Title:  Group Vice President

                                  THE DOCUMENTATION AGENT:
                                  -----------------------

                                  THE CHASE MANHATTAN BANK

                                  By /s/ Margaret T. Lane
                                     --------------------
                                    Name:  Margaret T. Lane
                                    Title:  Vice President

                                  THE LENDERS:
                                  -----------

                                  CITICORP USA, INC.

                                  By /s/ Carolyn A. Kee
                                     ------------------
                                     Name:  Carolyn A. Kee
                                     Title:  Vice President

                                BANK OF AMERICA, N.A.

                                By /s/ Amy Krovocheck
                                   ------------------
                                   Name:  Amy Krovocheck
                                   Title:  Vice President

                                  HSBC BANK USA

                                  By /s/ Anne Serewicz
                                     -----------------
                                     Name:  Anne Serewicz
                                     Title:  Senior Vice President

                                  THE CHASE MANHATTAN BANK

                                  By /s/ Margaret T. Lane
                                     --------------------
                                     Name:  Margaret T. Lane
                                     Title:  Vice President

                                   ABN AMRO BANK N.V.

                                   By /s/ Ellen M. Coleman
                                      --------------------
                                      Name:  Ellen M. Coleman
                                      Title:  Group Vice President


                                   By /s/ Delia B. Fance
                                      ------------------
                                      Name:  Delia B. Fance
                                      Title:  Group Vice President

                                  BANCA NAZIONALE DEL LAVORO S.p.A.
                                  NEW YORK BRANCH

                                  By /s/ Roberto Mancone
                                     -------------------
                                     Name:  Roberto Mancone
                                     Title:  Vice President

                                  By /s/ Leonardo Valentini
                                     ----------------------
                                     Name:  Leonardo Valentini
                                     Title:  First Vice President

                                  SOCIETE GENERALE



                                  By /s/ Richard Bernal
                                     ------------------
                                     Name:  Richard Bernal
                                     Title:  Director



                                  By /s/ Carol Radice
                                     ----------------
                                     Name:  Carol Radice
                                     Title:  Vice President

                                   SUMITOMO MITSUI BANKING
                                   CORPORATION


                                   By /s/ Al Galluzzo
                                      ---------------
                                      Name: Al Galluzzo
                                      Title: Senior Vice President

                                  BANK ONE, NA (MAIN OFFICE CHICAGO)

                                  By /s/ Catherine A. Muszynski
                                     --------------------------
                                     Name: Catherine A. Muszynski
                                     Title: Vice President

                                  FLEET NATIONAL BANK


                                  By /s/ Peter L. Griswald
                                     ---------------------
                                     Name: Peter L. Griswald
                                     Title: Managing Director

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION


                                        By /s/ Roger Fleischmann
                                           ---------------------
                                           Name: Roger Fleischmann
                                           Title: Senior Vice President




                                        By /s/ June Hanson
                                           ---------------
                                           Name: June Hanson
                                           Title: Vice President

                                        THE BANK OF NEW YORK


                                        By /s/ Charlotte Sohn Fuiks
                                           ------------------------
                                           Name: Charlotte Sohn Fuiks
                                           Title: Vice President

                                        THE FUJI BANK, LIMITED


                                        By /s/ Masahito Fukuda
                                           -------------------
                                           Name: Masahito Fukuda
                                           Title: Senior Vice President

                                          U.S. BANK NATIONAL ASSOCIATION


                                        By /s/ Janet Jordan
                                           ----------------
                                           Name: Janet Jordan
                                           Title: Vice President

                                        BANK OF NOVA SCOTIA


                                        By /s/ Mark Sparrow
                                           ----------------
                                           Name: Mark Sparrow
                                           Title: Director

                                        THE ISSUING BANK:
                                        ----------------

                                        CITIBANK, N.A.


                                        By /s/ Carolyn A. Kee
                                           ------------------
                                           Name: Carolyn A. Kee
                                           Title: Vice President

                                 Schedule I-A

                                  COMMITMENTS

----------------------------------------------------------------------------------------------------
Lender                                               A Commitment ($)          LC Commitment ($)
------                                               ----------------          -----------------
----------------------------------------------------------------------------------------------------
Citicorp USA Inc.                                    $91,161,538.46            $78,138,461.54
----------------------------------------------------------------------------------------------------
Bank of America, N.A.                                $70,927,350.31            $60,794,871.69
----------------------------------------------------------------------------------------------------
HSBC Bank USA                                        $70,861,538.46            $60,738,461.54
----------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                             $73,876,923.08            $63,323,076.92
----------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.                                   $70,915,384.62            $60,784,615.38
----------------------------------------------------------------------------------------------------
Banca Nazionale del Lavoro                           $13,461,538.46            $11,538,461.54
----------------------------------------------------------------------------------------------------
Societe Generale                                     $31,111,111.23            $26,666,666.77
----------------------------------------------------------------------------------------------------
Sumitomo Mitsui Banking Corporation                  $39,846,153.85            $34,153,846.15
----------------------------------------------------------------------------------------------------
Bank One, NA (Main Office Chicago)                   $16,153,846.15            $13,846,153.85
----------------------------------------------------------------------------------------------------
Fleet National Bank                                  $45,769,230.77            $39,230,769.23
----------------------------------------------------------------------------------------------------
Wells Fargo Bank, National Association               $45,769,230.77            $39,230,769.23
----------------------------------------------------------------------------------------------------
The Bank of New York                                 $31,111,110.69            $26,666,666.31
----------------------------------------------------------------------------------------------------
The Fuji Bank, Limited                               $31,111,111.11            $26,666,666.67
----------------------------------------------------------------------------------------------------
U.S. Bank National Association                       $36,495,726.62            $31,282,051.38
----------------------------------------------------------------------------------------------------
Bank of Nova Scotia                                  $31,428,205.43            $26,938,461.79
----------------------------------------------------------------------------------------------------
TOTAL                                                $  700,000,000            $  600,000,000
----------------------------------------------------------------------------------------------------

                                Sch.-I-A Page 1

                                 Schedule I-B

                      LIST OF APPLICABLE LENDING OFFICES

------------------------------------------------------------------------------------------------------------------
              Lender                   Domestic Lending Office                Eurodollar Lending Office
              -----                    -----------------------                -------------------------
------------------------------------------------------------------------------------------------------------------
Citicorp USA Inc./                  2 Penns Way                             2 Penns Way
Citibank, N.A.                      New Castle, DE 19720                    New Castle, DE 19720
                                    Attn: Tim Smith                         Attn: Tim Smith
                                    Tel: 302-894-6059                       Tel: 302-894-6059
                                    Fax: 302-894-6120                       Fax: 302-894-6120
------------------------------------------------------------------------------------------------------------------
Bank of America, N.A.               1850 Gateway Boulevard                  1850 Gateway Boulevard
                                    Concord, CA 94520                       Concord, CA 94520
                                    Attn: Nina Lemmer                       Attn: Nina Lemmer
                                    Tel: 925-675-7478                       Tel: 925-675-7478
                                    Fax: 888-969-9281                       Fax: 888-969-9281
------------------------------------------------------------------------------------------------------------------
HSBC Bank USA                       One HSBC Center, /26/th Floor           One HSBC Center, /26/th Floor
                                    Buffalo, NY 14203                       Buffalo, NY 14203
                                    Attn: Marie Bax                         Attn: Marie Bax
                                    Tel: 716-841-5668                       Tel: 716-841-5668
                                    Fax: 716-841-0269                       Fax: 716-841-0269
------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank            Loan and Agency Services                Loan and Agency Services
                                    1 Chase Manhattan Plaza                 1 Chase Manhattan Plaza
                                    New York, NY 10008                      New York, NY 10008
                                    Attn: Christopher Gomez                 Attn: Christopher Gomez
                                    Tel: 212-552-7326                       Tel: 212-552-7326
                                    Fax: 212-552-7500                       Fax: 212-552-7500
------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.                  208 South LaSalle, Suite 1500           208 South LaSalle, Suite 1500
                                    Chicago, IL 60604-1003                  Chicago, IL 60604-1003
                                    Attn: Kevin Conrad                      Attn: Kevin Conrad
                                    Tel: 312-992-5110                       Tel: 312-992-5110
                                    Fax: 312-992-5111                       Fax: 312-992-5111
------------------------------------------------------------------------------------------------------------------
Societe Generale                    1221 Avenue of the Americas             1221 Avenue of the Americas
                                    New York, NY 10020                      New York, NY 10020
                                    Attn: Camille Wilson                    Attn: Camille Wilson
                                    Tel: 212-278-6486                       Tel: 212-278-6486
                                    Fax: 212-278-6240                       Fax: 212-278-6240
------------------------------------------------------------------------------------------------------------------
Sumitomo Mitsui Banking             777 South Figueroa Street               777 South Figueroa Street
Corporation                         Suite 2600                              Suite 2600
                                    Attn: Al Galluzzo                       Attn: Al Galluzzo
                                    Tel: 213-955-0855                       Tel: 213-955-0855
                                    Fax: 213-623-6832                       Fax: 213-623-6832
------------------------------------------------------------------------------------------------------------------
Bank One, NA                        1 Bank One Plaza                        1 Bank One Plaza
(Main Office Chicago)               Suite J4-0086                           Suite J4-0086
                                    Chicago, IL 60670                       Chicago, IL 60670
                                    Attn: Debora K. Oberling                Attn: Debora K. Oberling
                                    Tel: (312) 732-4644                     Tel: (312) 732-4644
                                    Fax: (312) 732-4380                     Fax: (312) 732-4380
------------------------------------------------------------------------------------------------------------------

                                Sch.-I-B Page 1

------------------------------------------------------------------------------------------------------------------
Fleet National Bank                 One Federal Street                      One Federal Street
                                    Boston, MA 02110                        Boston, MA 02110
                                    Attn: Jenny Ng                          Attn: Jenny Ng
                                    Tel: 617-434-1645                       Tel: 617-434-1645
                                    Fax: 617-434-9933                       Fax: 617-434-9933
------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank, National          201 Third Street                        201 Third Street
Association                         MAC A0187-081                           MAC A0187-081
                                    San Francisco, CA 94103                 San Francisco, CA 94103
                                    Attn: Ginnie Padgett                    Attn: Ginnie Padgett
                                    Tel: 415-477-5374                       Tel: 415-477-5374
                                    Fax: 415-512-1943                       Fax: 415-512-1943
------------------------------------------------------------------------------------------------------------------
The Bank of New York                One Wall Street, /8/th Floor            One Wall Street, /8/th Floor
                                    New York, NY 10286                      New York, NY 10286
                                    Attn: Madlyn Myrick                     Attn: Madlyn Myrick
                                    Tel: 212-635-1366                       Tel: 212-635-1366
                                    Fax: 212-635-1481                       Fax: 212-635-1481
------------------------------------------------------------------------------------------------------------------
The Fuji Bank, Limited              333 South Hope Street, /39/th Floor     333 South Hope Street, /39/th Floor
                                    Los Angeles , CA 90071-1406             Los Angeles, CA 90071-1406
                                    Attn: Sandy Walker                      Attn: Sandy Walker
                                    Tel: 213-253-4136                       Tel: 213-253-4136
                                    Fax: 213-253-4178                       Fax: 213-253-4178
------------------------------------------------------------------------------------------------------------------
U.S. Bank National Association      555 S.W. Oak Street, PL-4               555 S.W. Oak Street, PL-4
                                    Portland, Oregon 97204                  Portland, Oregon 97204
                                    Attn: Jan Knox                          Attn: Jan Knox
                                    Tel: 503-275-6561                       Tel: 503-275-6561
                                    Fax: 503-275-4600                       Fax: 503-275-4600
------------------------------------------------------------------------------------------------------------------
Banca Nazionale Del Lavoro S.p.A.   25 West 51/st/ Street                   25 West 51/st/ Street
New York Branch                     New York, N.Y. 10019                    New York, N.Y. 10019
                                    Attn: A. Hernandez                      Attn: A. Hernandez
                                    Tel: 212-314-0679                       Tel: 212-314-0679
                                    Fax: 212-765-2978                       Fax: 212-765-2978
------------------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia             580 California Street                   580 California Street
                                    Suite 2100                              Suite 2100
                                    San Francisco, CA 94104                 San Francisco, CA 94104
                                    Attn: Mark Sparrow                      Attn: Mark Sparrow
                                    Tel: 415-986-1100                       Tel: 415-986-1100
                                    Fax: 415-397-0791                       Fax: 415-397-0791
------------------------------------------------------------------------------------------------------------------

                                Sch.-I-B Page 2

                                  Schedule II

                                EXISTING LIENS


                                     None.

                                Sch.-II Page 1

                                 Schedule III

                               CHANGE OF CONTROL


1.  Donald G. Fisher

2.  Doris Fisher

3.  Millard S. Drexler

4. Any person related by blood or marriage to any of the foregoing persons and any trust as to which any of such persons has beneficial ownership of the assets of the trust.

5.  The executive officers of The Gap, Inc. as of June 26, 2001.

                                Sch.-III Page 1

                                  Schedule IV

               OUTSTANDING BALANCE OF EXISTING LETTERS OF CREDIT

$1,047,181,607.00

                                Sch.-IV Page 1

                                  Schedule V

                                LC SUBSIDIARIES
                        (As of date of this Agreement)


1.  Banana Republic, Inc.

2.   Old Navy Inc.

3.   Banana Republic (Canada) Inc.

4.   Old Navy (Canada) Inc.

5.   Gap (Canada) Inc.

6.   Gap International Sourcing Limited

7.   Gap International Sourcing Pte. Ltd.

8.   Gap (Japan) K.K.

9.   Gap International Sourcing (Holdings) Limited

10.  Gap (Netherlands) B.V.

11.  Gap International B.V.

12.  GPS Consumer Direct, Inc.

                                 Sch.-V Page 1

                                  Schedule VI

                             PERMITTED INVESTMENTS

1.   Obligations issued or guaranteed by the United States Government.

2.   Commercial paper of issuers having a rating of P-1 by Moodys or A-1 by S&P.

3. Banker's acceptances, certificates of deposit and eurodollar time deposits (including bank money market funds) from commercial banks with commercial paper ratings (or equivalent long-term debt ratings) as specified in 2 above.

4. Tax-exempt securities rated Aaa by Moodys or AAA by S&P or Aa by Moodys or AA by S&P or A by Moodys or A by S&P.

5. Secured repurchase agreements involving any of the instruments referred to in 1-4 above and having the ratings specified in 1-4 above, as applicable, with an institution or institutions whose commercial paper (or long term debt rating) satisfies the criteria specified in 2 above.

6. Money market preferred stock (not issued by a thrift, saving and loans institution or analogous institution) rated Aaa by Moodys or AAA by S&P.

7. Loan participations purchased from major money center banks provided the borrower associated with such participation has a long-term debt rating of P-1 by Moodys or A-1 by S&P.

     Moodys = Moody's Investors Service, Inc.
     S&P = Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc.

                                Sch.-VI Page 1

                                 Schedule VII

                                    PLANS:

GapShare Plan

Employee Benefit Premium Payment Plan - (Pre-tax employee contributions under medical, dental plans)

Life Insurance and Accidental Death and Dismemberment Plan

Health Insurance Plan (HMOs and Employee Assistance Plan)

Short Term Disability Plan

Long Term Disability Plan

Tuition Reimbursement Program

Vision Care Plan

Gap Inc. Medical and Dental Plans

Business Travel Accident Plan

Dependent Care Assistance Plan

                                Sch.-VII Page 1

                                  EXHIBIT A-1

                             NOTICE OF A BORROWING

Citicorp USA Inc., as Agent
   for the Lenders parties to
   the Credit Agreement
   referred to below

Attention:

                                    [Date]

Ladies and Gentlemen:

          The undersigned, The Gap, Inc., refers to the Third Amended and Restated Credit Agreement, dated as of June 26, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement",
                                                           ----------------
the terms defined therein being used herein as therein defined), among the undersigned, certain of the undersigned's Subsidiaries, certain Lenders parties thereto, Citibank, N.A., as Issuing Bank, certain Co-Syndication Agents parties thereto, the Documentation Agent, Salomon Smith Barney Inc. as Arranger, and Citicorp USA Inc., as Agent for said Lenders, and the Issuing Bank, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests an A Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such A Borrowing (the "Proposed A Borrowing") as required by Section 2.02(a) of the
                --------------------
Credit Agreement:

          (i)   The Business Day of the Proposed A Borrowing is ___________,
____.

          (ii) The Type of A Advances comprising the Proposed A Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

          (iii) The aggregate amount of the Proposed A Borrowing is $___________.

          (iv) The Interest Period for each A Advance made as part of the Proposed A Borrowing is [____ month[s]].

          *[(v) The Proposed A Borrowing is a Supplemental A Borrowing, and after giving effect thereto (x) the outstanding principal amount of all Supplemental A Borrowings does not exceed the amount equal to $200,000,000 less the aggregate amount of all A Commitment Increases pursuant to Section 2.05(b) and (y) the sum of the outstanding principal amount of all Supplemental A Borrowings and the outstanding aggregate amount of all Letter of Credit Liability does not exceed $600,000,000.]


____________________________
*   If applicable

                                 Exh. A-1 Page 1

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed A
Borrowing:

          (A) the representations and warranties contained in Section 6.01 of the Credit Agreement are correct, before and after giving effect to the Proposed A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

          (B) no event has occurred and is continuing, or would result from such Proposed A Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or Default.

                              Very truly yours,

                              THE GAP, INC.

                              By________________________________________________
                                   Name:
                                   Title:

                                Exh. A-1 Page 2

                                  EXHIBIT A-2

                             NOTICE OF B BORROWING

Citicorp USA Inc., as Agent
   for the Lenders parties to
   the Credit Agreement
   referred to below

Attention:

                                    [Date]

Ladies and Gentlemen:

          The undersigned, The Gap, Inc., refers to the Third Amended and Restated Credit Agreement, dated as of June 26, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement,"
                                                           ----------------
the terms defined therein being used herein as therein defined), among the undersigned, certain of the undersigned's Subsidiaries, certain Lenders parties thereto, Citibank, N.A., as Issuing Bank, certain Co-Syndication Agents parties thereto, the Documentation Agent, Salomon Smith Barney Inc. as Arranger, and Citicorp USA Inc., as Agent for said Lenders, and the Issuing Bank, and hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests a B Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such B Borrowing (the "Proposed B
                                                                     ----------
Borrowing") is requested to be made:
---------

          (A)  Date of B Borrowing       _________________

          (B)  Amount of B Borrowing     _________________

          (C)  Maturity Date             _________________

          (D)  Interest Rate Basis       _________________

          (E)  Interest Payment Date(s)  _________________

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed B
Borrowing:

          (a) the representations and warranties contained in Section 6.01 of the Credit Agreement are correct, before and after giving effect to the Proposed B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

          (b) no event has occurred and is continuing, or would result from the Proposed B Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or Default;

          (c) no event has occurred and no circumstance exists as a result of which the information concerning the undersigned that has been provided to the Agent and each Lender by

                                Exh. A-2 Page 1
     the undersigned in connection with the Credit Agreement would, taken as a whole, include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; and

          (d) the aggregate amount of the Proposed B Borrowing and all other Borrowings to be made on the same day under the Credit Agreement is within the aggregate amount of the unused A Commitments of the A Lenders.

          The undersigned hereby confirms that the Proposed B Borrowing is to be made available to it in accordance with Section 2.03(a)(v) of the Credit Agreement.

                                   Very truly yours,

                                   THE GAP INC.

                                        By____________________________________
                                         Name:
                                         Title:

                                Exh. A-2 Page 2

                                   EXHIBIT B

                           ASSIGNMENT AND ACCEPTANCE

                               Dated _________,

          Reference is made to the Third Amended and Restated Credit Agreement, dated as of June 26, 2001 (the "Credit Agreement"), among The Gap, Inc., a
                                ----------------
Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower, as
                           --------
"LC Subsidiaries," the Lenders (as defined in the Credit Agreement), Citibank,
 ---------------
N.A., as Issuing Bank, certain Co-Syndication Agents parties thereto, the Documentation Agent, Salomon Smith Barney Inc. as Arranger, and Citicorp USA Inc., as Agent for the Lenders and Issuing Bank (the "Agent"). Terms defined in
                                                      -----
the Credit Agreement are used herein with the same meaning.

          __________ (the "Assignor") and ____________(the "Assignee") agree as
                           --------                         --------
follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, such respective interests in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof (other than in respect of B Advances) which represent the respective percentage interests specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement (other than in respect of B Advances) in respect of (i) the Assignor's A Commitment and the A Advances owing to the Assignor and/or (ii) the LC Commitment and participations in Letter of Credit Liability of the Assignor. After giving effect to such sale and assignment, (x) the Assignee's A Commitment and the amount of the A Advances owing to the Assignee and (y) such Assignee's LC Commitment and participations in Letter of Credit Liability will be as set forth, respectively, in Section 2 of Schedule 1.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interests being assigned by it hereunder and that such interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any LC Subsidiary or the performance or observance by the Borrower or any LC Subsidiary of any of its respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Issuing Bank, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent and the Issuing Bank to take such action on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent and the Issuing Bank by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in

                                 Exh. B Page 1
accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; [and] (vi) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].*

          4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Agent, unless otherwise specified on Schedule 1 hereto (the "Effective Date").
                           --------------

          5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make (and shall direct the Issuing Bank to make) all payments under the Credit Agreement in respect of the interests assigned hereby (including, without limitation, all payments of principal, interest and utilization fees, facility fees and letter of credit facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.


________________
* If the Assignee is organized under the laws of a jurisdiction outside the United States.

                                 Exh. B Page 2

                                  Schedule 1
                                      to
                           Assignment and Acceptance
                                 Dated _____,

Section 1.

Percentage Interest in A Commitment and A Advances:                      __
Percentage Interest in LC Commitment and participations in Letter of
          Credit Liability:                                              __

Section 2.

Assignee's A Commitment:                                                 $_
Assignee's LC Commitment                                                 $_
Aggregate outstanding principal amount of A Advances owing to Assignee: $_ Aggregate outstanding amount of Assignee's
          participations in Letter of Credit Liability:                  $_

Section 3.

Effective Date*:            _________  , ____


                                    [NAME OF ASSIGNOR]

                                    By:_____________________________
                                       Title:

                                    [NAME OF ASSIGNEE]

                                    By:_____________________________
                                       Title:

                                    Domestic Lending Office (and
                                    address for notices):
                                         [Address]

                                    Eurodollar Lending Office:
                                         [Address]

___________________
*  This date should be no earlier than the date of acceptance by the Agent.

               Schedule 1 to Assignment and Acceptance - Page 1

Accepted this ____ day
of        ,

CITICORP USA, INC., as Agent

By:____________________________
   Title:

               Schedule 1 to Assignment and Acceptance - Page 2

                                  EXHIBIT E-1

                      FORM OF A BORROWING PROMISSORY NOTE

$___________                                          Dated:  _________ __, ____

          FOR VALUE RECEIVED, the undersigned, The Gap, Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of
                  --------
[_________________________] (the "Lender") for the account of its Applicable
                                  ------
Lending Office on the Revolver Termination Date (as those terms are defined in the Credit Agreement referred to below) the aggregate principal amount of the A Advances (as defined below) owing to the Lender by the Borrower pursuant to the Third Amended and Restated Credit Agreement dated as of June 26, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement," terms defined therein, unless otherwise defined
           ----------------
herein, being used herein as therein defined), among the Borrower, certain subsidiaries of the Borrower, the Lender and certain other banks and financial institutions party thereto as Lenders, Citibank, N.A., as Issuing Bank, Bank of America, N.A., HSBC Bank USA and ABN AMRO BANK N.V., as Co-Syndication Agents, the Documentation Agent, Salomon Smith Barney Inc., as Arranger, and Citicorp USA Inc. ("CUSA"), as Agent.
           ----

          The Borrower also promises to pay interest on the unpaid principal amount of each A Advance from the date of such A Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement. Both principal and interest are payable in lawful money of the United States of America to CUSA, as Agent, at 399 Park Avenue, New York, New York 10043 (or at such other address as the Agent may specify to the Borrower in writing) in same day funds, free and clear of and without any deduction, with respect to the payee named above, subject to Section
4.02 of the Credit Agreement, for any and all present and future taxes, deductions, charges or withholdings, and all liabilities with respect thereto.

          The Lender is authorized to record the date of each A Advance or Conversion or continuation thereof, each payment or prepayment of principal with respect thereto and, in the case of Eurodollar Rate Advances, each Interest Period and the interest rate applicable thereto, in the Lender's internal records and, prior to any transfer hereof, on a schedule annexed hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded.

          This Promissory Note is issued pursuant to Section 2.02(f) of, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of advances (the "A Advances") by the
                                                            ----------
Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                               Exh. E-1 - Page 1

     This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States, without reference to principles of conflicts of laws other than New York General Obligations Law (S) 5-1401.

                              THE GAP, INC.

                              By___________________________
                                  Title:

                               Exh. E-1 - Page 2

                                  EXHIBIT E-2

                        FORM OF AUCTION BORROWING NOTE

$ ___________                                          Dated: ____________, ____

          FOR VALUE RECEIVED, the undersigned, THE GAP, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of
                  --------
____________________ (the "Lender") for the account of its Applicable Lending
                           ------
Office (as defined in the Credit Agreement referred to below), on _________, ____, the principal amount of _______________________ Dollars ($ _________).

          The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

     Interest Rate: _____% per annum (calculated on the basis of a year of _____ days for the actual number of days elapsed).

     [Insert variable calculation if applicable]

     Interest Payment Date or Dates: _______________________________________

          Both principal and interest are payable in lawful money of the United States of America to _________________________ for the account of the Lender at the office of ______________________, at __________________________________,
in same day funds, free and clear of and without any deduction, with respect to the payee named above, subject to Section 4.02 of the Credit Agreement referred to below, for any and all present and future taxes, deductions, charges or withholdings, and all liabilities with respect thereto.

          This Promissory Note is one of the promissory notes referred to in
Section 2.03(f) of the Third Amended and Restated Credit Agreement, dated as of June 26, 2001, among the Borrower, the Lenders party thereto, Citibank, N.A., as Issuing Bank, certain Co-Syndication Agents parties thereto, the Documentation Agent, Salomon Smith Barney Inc., as Arranger, and Citicorp USA Inc., as Agent for the Lender and such other Lenders and the Issuing Bank (such Credit Agreement, as it may be amended, restated or otherwise modified, being the

"Credit Agreement").  The Credit Agreement, among other things, contains
 ----------------
provisions for acceleration of the maturity hereof upon the happening of certain stated events.

          The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                               Exh. E-2 - Page 1

          This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States, without reference to principles of conflicts of laws other than New York General Obligations Law (S) 5-1401.

                                 THE GAP INC.

                                 By __________________________________________
                                     Name:
                                     Title:

                               Exh. E-2 - Page 2

                                   EXHIBIT F

                          FORM OF ASSUMPTION AGREEMENT


                                                   Dated:  _____________, ______


The Gap, Inc.
900 Cherry Avenue
San Bruno, California 94066

Attention:  Treasurer


Citicorp USA, Inc.,
  as Agent
399 Park Avenue
New York, New York 10043

Attention:  Credit Administration

Ladies and Gentlemen:

          Reference is made to the Third Amended and Restated Credit Agreement, dated as of June 26, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement," the terms defined therein
                                 ----------------
being used herein as therein defined), among The Gap, Inc., a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower, certain
                  --------
Lenders party thereto, Citibank, N.A., as Issuing Bank, certain Co-Syndication Agents parties thereto, the Documentation Agent, Salomon Smith Barney Inc., as Arranger, and Citicorp USA, Inc., as agent for such Lenders and the Issuing Bank.

          The undersigned (the "Assuming Lender") proposes to become an Assuming
                                ---------------
Lender pursuant to Section 2.05(b) of the Credit Agreement and, in that connection, hereby agrees that it shall become an A Lender for purposes of the Credit Agreement on the applicable A Commitment Increase Effective Date and that its A Commitment shall as of such date be $__________.

          The undersigned (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 6.01(e) thereof, the most recent financial statements referred to in
Section 7.04 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the

                                Exh. F - Page 1
obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (v) confirms that it is an Eligible Assignee; (vi) specifies as its Applicable Lending Offices (and address for notices) the offices set forth beneath its name on the signature pages hereof; and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States required under Section 4.02 of the Credit Agreement.

          The effective date for this Assumption Agreement shall be applicable A Commitment Increase Effective Date. Upon delivery of this Assumption Agreement to the Borrower and the Agent, and satisfaction of all conditions imposed under
Section 2.05(b) as of [date specified above], the undersigned shall be a party to the Credit Agreement and have the rights and obligations of an A Lender thereunder. As of [date specified above], the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees) to the Assuming Lender.

          This Assumption Agreement may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart by telecopier shall be effective as delivery of a manually executed counterpart of this Assumption Agreement.

                                Exh. F - Page 2

          This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                         Very truly yours,


                                         [NAME OF ASSUMING LENDER]


                                         By________________________
                                         Name:
                                         Title:

                                         Domestic Lending Office
                                         (and address for notices):

                                         [Address]

                                         Eurodollar Lending Office

                                         [Address]

Acknowledged and Agreed to:

THE GAP, INC.

By______________________
       Name:
       Title:

CITICORP USA, INC.

By______________________
       Name:
       Title:

                                 Exh. F - Page 3